SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(A) of the
                   Securities Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[X]     Preliminary Proxy Statement          [  ] Confidential,  for  Use  of
                                                  the  Commission Only (as
                                                  permitted by Rule 14a-6(e)(2))
[  ]    Definitive Proxy Statement
[  ]    Definitive additional materials

[  ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          KEMPER AGGRESSIVE GROWTH FUND
                              KEMPER BLUE CHIP FUND
                               KEMPER EQUITY TRUST
                            KEMPER FLOATING RATE FUND
                    KEMPER GLOBAL/INTERNATIONAL SERIES, INC.
                               KEMPER GROWTH FUND
                            KEMPER HIGH YIELD SERIES
                     KEMPER SMALL CAPITALIZATION EQUITY FUND
                       KEMPER STATE TAX-FREE INCOME SERIES
                          KEMPER STRATEGIC INCOME FUND
                            KEMPER TARGET EQUITY FUND
                             KEMPER TECHNOLOGY FUND
                            KEMPER TOTAL RETURN FUND
                     KEMPER U.S. GOVERNMENT SECURITIES FUND
                            KEMPER VALUE SERIES, INC.
                             SCUDDER INVESTORS TRUST

                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement no.:

(3)     Filing Party:

(4)      Date Filed:

                                PRELIMINARY COPY

                          KEMPER AGGRESSIVE GROWTH FUND
                              KEMPER BLUE CHIP FUND
                               KEMPER EQUITY TRUST
                            KEMPER FLOATING RATE FUND
                    KEMPER GLOBAL/INTERNATIONAL SERIES, INC.
                               KEMPER GROWTH FUND
                            KEMPER HIGH YIELD SERIES
                     KEMPER SMALL CAPITALIZATION EQUITY FUND
                       KEMPER STATE TAX-FREE INCOME SERIES
                          KEMPER STRATEGIC INCOME FUND
                            KEMPER TARGET EQUITY FUND
                             KEMPER TECHNOLOGY FUND
                            KEMPER TOTAL RETURN FUND
                     KEMPER U.S. GOVERNMENT SECURITIES FUND
                            KEMPER VALUE SERIES, INC.
                             SCUDDER INVESTORS TRUST

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

         Please take notice that Special Meetings of Shareholders (each a "Meeting") of each Kemper Trust/Corporation listed above (each Trust is a "Trust" and each Corporation is a "Corporation"), or, if applicable, each of its series that is listed on Appendix 1 to the Proxy Statement (each such series is referred to herein as a "Fund" and, collectively, where applicable, with those Trusts/Corporations that do not have any series, the "Funds"), will be held at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on May 24, 2001, at 4:00 p.m., Eastern time, for the following purposes:

         Proposal 1:    For each Trust/Corporation, to elect Trustees/Directors;

         Proposal 2:    For each  Fund,  to  approve a Rule  12b-1  Plan (for
                        Class A) and an Amended and Restated  Rule 12b-1 Plan
                        (for each of Class B and Class  C). As  described  in
                        the   accompanying   Proxy   Statement,   shareholder
                        approval of Proposal 2 by a Class will not result in any increase in fees or expenses for that Class;

         Proposal 3:    To ratify the  selection  of Ernst & Young LLP as the
                        independent auditors for each Fund for the Fund's current fiscal year; and

         Proposal 4     For Kemper Value Series, Inc., to approve Articles of
                        Amendment  and   Restatement  of  the   Corporation's
                        Articles of Incorporation.

         The persons named as proxies will vote in their discretion on any other business that may properly come before a Meeting or any adjournments or postponements thereof.

         Holders of record of shares of each Fund at the close of business on March 5, 2001 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

         In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the concerned Trust or Corporation (for a Trust- or Corporation-wide vote), Fund (for a Fund-wide vote) or Class (for a Class-wide vote) present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                          By Order of the Boards,


                                          /s/ Maureen E. Kane
                                          Maureen E. Kane
                                          Secretary

March 6, 2001

IMPORTANT -- We urge you to sign and date the enclosed proxy card(s) and return it in the enclosed envelope which requires no postage (or to take advantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity and expense of further solicitations. If you wish to attend the Meetings and vote your shares in person at that time, you will still be able to do so.

                                PRELIMINARY COPY

                          KEMPER AGGRESSIVE GROWTH FUND
                              KEMPER BLUE CHIP FUND
                            KEMPER FLOATING RATE FUND
                               KEMPER GROWTH FUND
                            KEMPER HIGH YIELD SERIES
                     KEMPER SMALL CAPITALIZATION EQUITY FUND
                       KEMPER STATE TAX-FREE INCOME SERIES
                          KEMPER STRATEGIC INCOME FUND
                            KEMPER TARGET EQUITY FUND
                             KEMPER TECHNOLOGY FUND
                            KEMPER TOTAL RETURN FUND
                     KEMPER U.S. GOVERNMENT SECURITIES FUND
                            KEMPER VALUE SERIES, INC.
                             SCUDDER INVESTORS TRUST
                            222 South Riverside Plaza
                             Chicago, Illinois 60606

                               KEMPER EQUITY TRUST
                             Two International Place
                        Boston, Massachusetts 02110-4103

                    KEMPER GLOBAL/INTERNATIONAL SERIES, INC.
                                 345 Park Avenue
                            New York, New York 10154

                              JOINT PROXY STATEMENT
                                  March 6, 2001

                                     GENERAL

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees/Directors (the "Board," the Trustees/Directors of each of which are referred to as the "Trustees/Directors" of the relevant Board) of each of the Kemper Trusts/Corporations listed above (each Trust is a "Trust," and collectively, the "Trusts" and each Corporation is a "Corporation," and collectively, the "Corporations") for use at the Special Meeting of Shareholders of each Trust/Corporation, or, if applicable, its series that are listed on Appendix 1 hereto (each such series is referred to herein as a "Fund" and, collectively, where applicable, with those Trusts/Corporations that do not have any series, the "Funds"), to be held jointly at the offices of Zurich Scudder Investments, Inc., investment manager to each Fund ("ZSI" or the "Investment Manager"), 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on May 24, 2001, at 4:00 p.m., Eastern time, and at any and all adjournments or postponements thereof (each a "Meeting"). This Proxy Statement, the Notice of Meetings and the proxy card(s) are first being mailed to shareholders on or about March 6, 2001 or as soon as practicable thereafter.

         Proposal 1 in this Proxy Statement describes the election of Trustees/Directors, Proposal 2 proposes the adoption of new and amended Rule 12b-1 Plans and Proposal 3 proposes the ratification of the selection of independent auditors. As discussed below, shareholder approval of Proposal 2 by a Class will not result in any increase in fees or expenses for that Class. For shareholders of Kemper Contrarian Fund, Kemper-Dreman High Return Equity Fund and Kemper Small Cap Value Fund only, Proposal 4 relates to the adoption of an Articles of Amendment and Restatement to the Articles of Incorporation that govern each such Fund.

         In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Funds whose Proxy Statement this is. In addition, for simplicity, actions are described in this Proxy Statement as being taken by a Fund that is a series of a Trust or Corporation, although all actions are actually taken by the respective Trust or Corporation on behalf of the applicable Fund.

         EACH FUND PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR A FUND AND A COPY OF ANY MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING (800) [ ] OR WRITING THE FUND, C/O ZURICH SCUDDER INVESTMENTS, INC., AT THE ADDRESS FOR THE FUND SHOWN AT THE BEGINNING OF THIS PROXY STATEMENT.

         The following table identifies the Funds and Classes entitled to vote on each Proposal.

                                All Series                         Class A, Class
                                of Kemper        All Series of     B and Class C
                                Value Series,    Kemper Target     Shares of All     Class I
        Proposal                Inc.(1)          Equity Fund(2)    Other Funds       Shares(3)



1.  To elect                      |X|             |X|               |X|              |X|
    Trustees/Directors.

2.  To approve a Rule 12b-1       |X|             |X|               |X|
    Plan (for Class A) and
    an Amended and Restated
    Rule 12b-1 Plan (for
    each of Class B and
    Class C).

3.  To ratify the selection       |X|             |X|               |X|              |X|
    of Ernst & Young LLP as
    the independent auditors
    for each Fund for the
    Fund's current fiscal
    year.

4.  To approve Articles of        |X|
    Amendment and
    Restatement of the
    Corporation's Articles
    of Incorporation.


(1) Kemper Contrarian Fund, Kemper-Dreman High Return Equity Fund and Kemper Small Cap Value Fund.

(2) Kemper Target 2010 Fund, Kemper Target 2011 Fund, Kemper Retirement Fund - Series III, Kemper Retirement Fund - Series IV, Kemper Retirement Fund - Series V, Kemper Retirement Fund - Series VI, Kemper Retirement Fund - Series VII and Kemper Worldwide 2004 Fund.

(3) The following Funds currently offer Class I shares: Kemper Blue Chip Fund, Kemper Growth Fund, Kemper High Yield Fund, Kemper Small Capitalization Equity Fund, Kemper Technology Fund, Kemper Total Return Fund, Kemper Contrarian Fund, Kemper-Dreman High Return Equity Fund and Kemper Small Cap Value Fund.

           The Board of Trustees/Directors of each Board [unanimously] recommends that shareholders vote FOR the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4.

                   PROPOSAL 1: ELECTION OF TRUSTEES/DIRECTORS

         At each Meeting, shareholders of each Trust/Corporation will be asked to elect twelve individuals to constitute the Board of Trustees/Directors of that Trust/Corporation. The election of new Board members arises out of a restructuring program proposed by ZSI, the investment manager of each Fund. The restructuring program is designed to respond to changing industry conditions and investor needs. ZSI seeks to consolidate its fund line-up and offer all of the open-end funds it advises under the "Scudder" name. As part of the restructuring program, certain funds advised by ZSI that have similar investment policies and characteristics are proposed to be combined. ZSI believes that the combination of its open-end, directly-distributed funds (the "Scudder Funds") with the funds in the Kemper Family of Funds (the "Kemper Funds") will permit it to streamline its administrative infrastructure and focus its distribution efforts. The restructuring program will not result in any reduction in the services currently offered to Kemper Funds shareholders. In connection with that initiative, the Independent Trustees/Directors (as defined below) of the two separate boards of Kemper Funds proposed to consolidate into a single board. The twelve individuals who have been nominated for election as Trustees/Directors of the Trusts/Corporations were nominated after careful consideration by the present Board of Trustees/Directors of each Trust/Corporation. The nominees are listed below.

Board I Funds                           Board II Funds
Kemper Aggressive Growth Fund           Kemper Equity Trust
Kemper Blue Chip Fund                   Kemper Floating Rate Fund
Kemper Growth Fund                      Kemper Global/International Series, Inc.
Kemper High Yield Series                Kemper Target Equity Fund
Kemper Small Capitalization Equity Fund Kemper Value Series, Inc.
Kemper State Tax-Free Income Series     Scudder Investors Trust
Kemper Strategic Income Fund
Kemper Technology Fund
Kemper Total Return Fund
Kemper U.S. Government Securities Fund


Current Board I Trustees Nominated to   Current Board II Trustees/Directors
Consolidated Board                      Nominated to Consolidated Board
John W. Ballantine                      James R. Edgar
Lewis A. Burnham                        Linda C. Coughlin(1)
Linda C. Coughlin                       Fred B. Renwick
Donald L. Dunaway                       John G. Weithers
Robert B. Hoffman
Shirley D. Peterson
William P. Sommers


(1) Kemper Floating Rate Fund, Kemper Target Equity Fund, Kemper Value Series, Inc. and Scudder Investors Trust only.


                        Additional Nominees for All Funds

                                 Mark S. Casady
                                William F. Glavin

Board I Trustees Not Standing For       Board II Trustees/Directors Not Standing
Re-election                             for Re-election
Donald R. Jones                         James E. Akins
                                        Arthur R. Gottschalk
                                        Frederick T. Kelsey
                                        Kathryn L. Quirk(2)


(2) Kemper Global/International Series, Inc., Kemper Equity Trust, Kemper Floating Rate Fund and Scudder Investors Trust only.


         These twelve nominees are also being nominated for election as trustees or directors of most of the other Kemper Funds. The proposed slate of nominees reflects an effort to consolidate the two separate boards who have historically supervised different Kemper Funds. The proposed consolidation is expected to provide administrative efficiencies to both the Funds and ZSI.

         Election of each of the listed nominees for Trustee/Director on each Board requires the affirmative vote of a plurality of the votes cast at the Meeting applicable to a Trust/Corporation, in person or by proxy. The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee/Director so elected will serve as a Trustee/Director of the respective Trust/Corporation commencing on July 1, 2001 and until the next meeting of shareholders, if any, called for the purpose of electing Trustees/Directors and until the election and qualification of a successor or until such Trustee/Director sooner dies, resigns or is removed as provided in the governing documents of the applicable Trust/Corporation. Each of the nominees has indicated that he or she is willing to serve as a Trustee/Director. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees/Directors may recommend. The following tables present information about the nominees and the Trustees/Directors not standing for re-election. Each nominee's or Trustee's/Director's date of birth is in parentheses after his or her name. Unless otherwise noted, (i) each of the nominees and Trustees/Directors has engaged in the principal occupation(s) noted in the following tables for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each nominee is c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

Nominees for Election as Trustees/Directors:


       Name (Date of Birth), Principal Occupation and Affiliations              Year First Became a Board Member


John W. Ballantine (2/16/46),(1) Retired; formerly, First Chicago NBD       [    ]: Kemper Aggressive Growth Fund,
Corporation/The First National Bank of Chicago: 1996-1998, Executive Vice   Kemper Blue Chip Fund, Kemper Growth
President and Chief Risk Management Officer; 1995-1996, Executive Vice      Fund, Kemper High Yield Series, Kemper
President and Head of International Banking; Director, First Oak Brook      Small Capitalization Equity Fund,
Bancshares, Inc., Oak Brook Bank and Tokheim Corporation.                   Kemper State Tax-Free Income Series,
                                                                            Kemper Strategic Income Fund, Kemper
                                                                            Technology Fund, Kemper Total Return
                                                                            Fund and Kemper U.S. Government
                                                                            Securities Fund.

Lewis A. Burnham (1/8/33),(1) Retired; formerly, Partner, Business          [    ]: Kemper Aggressive Growth Fund,
Resources Group; formerly, Executive Vice President, Anchor Glass           Kemper Blue Chip Fund, Kemper Growth
Container Corporation.                                                      Fund, Kemper High Yield Series, Kemper
                                                                            Small Capitalization Equity Fund,
                                                                            Kemper State Tax-Free Income Series,
                                                                            Kemper Strategic Income Fund, Kemper
                                                                            Technology Fund, Kemper Total Return
                                                                            Fund and Kemper U.S. Government
                                                                            Securities Fund.


Mark  S.  Casady   (9/12/60),*   Managing  Director,   ZSI;  formerly,      Nominee
Institutional Sales Manager of an unaffiliated mutual fund distributor.


Linda C. Coughlin (1/1/52),*(2) Managing Director, ZSI.                     [    ]: Kemper Aggressive Growth Fund,
                                                                            Kemper Blue Chip Fund, Kemper Floating
                                                                            Rate Fund, Kemper Growth Fund, Kemper
                                                                            High Yield Series, Kemper Small
                                                                            Capitalization Equity Fund, Kemper
                                                                            State Tax-Free Income Series, Kemper
                                                                            Strategic Income Fund, Kemper
                                                                            Technology Fund, Kemper Total Return
                                                                            Fund, Kemper U.S. Government Securities
                                                                            Fund, and Scudder Investors Trust.
                                                                            [2001]: Kemper Target Equity Fund and
                                                                            Kemper Value Series, Inc.


Donald L. Dunaway (3/8/37),(1) Retired; formerly, Executive Vice            [    ]: Kemper Aggressive Growth Fund,
President, A.O. Smith Corporation (diversified manufacturer).               Kemper Blue Chip Fund, Kemper Growth
                                                                            Fund,   Kemper  High  Yield   Series,
                                                                            Kemper  Small Capitalization  Equity Fund,
                                                                            Kemper  State  Tax-Free Income Series,
                                                                            Kemper Strategic Income Fund,  Kemper
                                                                            Technology Fund,  Kemper Total Return Fund
                                                                            and Kemper U.S. Government Securities Fund.


James R. Edgar (7/22/46),(3) Distinguished Fellow, University of Illinois   [    ]: Kemper Equity Trust, Kemper
Institute of Government and Public Affairs; Director, Kemper Insurance      Floating Rate Fund, Kemper
Companies (not affiliated with the Kemper Funds); Director, John B.         Global/International Series, Inc.,
Sanfilippo & Son, Inc.; Director, Horizon Group Properties, Inc.;           Kemper Target Equity Fund, Kemper Value
formerly, Governor, State of Illinois.                                      Series, Inc. and Scudder Investors
                                                                            Trust.


William F. Glavin (8/30/58),* Managing Director, ZSI.                       Nominee


Robert B. Hoffman (12/11/36),(1) Retired; formerly, Chairman,               [    ]: Kemper Aggressive Growth Fund,
Harnischfeger Industries, Inc.  (machinery for the mining and paper         Kemper Blue Chip Fund, Kemper Growth
industries); formerly, Vice Chairman and Chief Financial Officer,           Fund, Kemper High Yield Series, Kemper
Monsanto Company (agricultural, pharmaceutical and nutritional/food         Small Capitalization Equity Fund,
products); formerly, Vice President, Head of International Operations,      Kemper State Tax-Free Income Series,
FMC Corporation (manufacturer of machinery and chemicals); Director,        Kemper Strategic Income Fund, Kemper
Harnischfeger Industries, Inc.                                              Technology Fund, Kemper Total Return
                                                                            Fund and Kemper U.S. Government
                                                                            Securities Fund.


Shirley D. Peterson (9/3/41),(1) Retired; formerly, President, Hood         [    ]: Kemper Aggressive Growth Fund,
College; formerly, Partner, Steptoe & Johnson (attorneys); prior thereto,   Kemper Blue Chip Fund, Kemper Growth
Commissioner, Internal Revenue Service; prior thereto, Assistant Attorney   Fund, Kemper High Yield Series, Kemper
General (Tax), U.S. Department of Justice; Director, Bethlehem Steel Corp.  Small Capitalization Equity Fund,
                                                                            Kemper State Tax-Free Income Series,
                                                                            Kemper Strategic Income Fund, Kemper
                                                                            Technology Fund, Kemper Total Return
                                                                            Fund and Kemper U.S. Government
                                                                            Securities Fund.


Fred B. Renwick (2/1/30),(3) Professor of Finance, New York University,     [    ]: Kemper Equity Trust, Kemper
Stern School of Business; Director, the Wartburg Foundation; Chairman,      Floating Rate Fund, Kemper
Finance Committee of Morehouse College Board of Trustees; Director,         Global/International Series, Inc.,
American Bible Society Investment Committee; previously member of the       Kemper Target Equity Fund, Kemper Value
Investment Committee of Atlanta University Board of Trustees; formerly      Series, Inc. and Scudder Investors
Director of Board of Pensions Evangelical Lutheran Church in America.       Trust.


William P. Sommers (7/22/33),(1) Retired; formerly, President and Chief     [    ]: Kemper Aggressive Growth Fund,
Executive Officer, SRI International (research and development); prior      Kemper Blue Chip Fund, Kemper Growth
thereto, Executive Vice President, Iameter (medical information and         Fund, Kemper High Yield Series, Kemper
educational service provider); prior thereto, Senior Vice President and     Small Capitalization Equity Fund,
Director, Booz, Allen & Hamilton Inc.  (management consulting firm);        Kemper State Tax-Free Income Series,
Director, PSI Inc., Evergreen Solar, Inc. and Litton Industries; Advisor,   Kemper Strategic Income Fund, Kemper
Guckenheimer Enterprises; Consultant and Director, SRI/Atomic Tangerine.    Technology Fund, Kemper Total Return
                                                                            Fund and Kemper U.S. Government
                                                                            Securities Fund.


John G. Weithers (8/8/33),(3) Retired; formerly, Chairman of the Board      [    ]: Kemper Equity Trust, Kemper
and Chief Executive Officer, Chicago Stock Exchange; Director, Federal      Floating Rate Fund, Kemper
Life Insurance Company; President of the Members of the Corporation and     Global/International Series, Inc.,
Trustee, DePaul University.                                                 Kemper Target Equity Fund, Kemper Value
                                                                            Series, Inc. and Scudder Investors
                                                                            Trust.


*        Interested  person  of  each  Trust/Corporation,   as  defined  in  the
         Investment Company Act of 1940, as amended (the "1940 Act").

(1) Messrs. Ballantine, Burnham, Dunaway, Hoffman, Sommers and Ms. Peterson serve as board members of 26 investment companies, with 45 portfolios managed by ZSI.

(2) Ms. Coughlin serves as a board member of 56 investment companies with 137 portfolios managed by ZSI.

(3) Messrs. Edgar, Renwick and Weithers serve as board members of 16 investment companies with 58 portfolios managed by ZSI.


Board I Trustee Not Standing for Re-Election:

                                                    Principal Occupation
                                                       or Employment                Present Office with each Trust
Name (Date of Birth)                                 and Directorships


Donald R. Jones (1/17/30)                   Retired; Director, Motorola, Inc.     Trustee, Kemper Aggressive Growth
                                            (manufacturer of electronic           Fund, Kemper Blue Chip Fund,
                                            equipment and components);            Kemper Growth Fund, Kemper High
                                            formerly, Executive Vice President    Yield Series, Kemper Small
                                            and Chief Financial Officer,          Capitalization Equity Fund, Kemper
                                            Motorola, Inc.                        State Tax-Free Income Series,
                                                                                  Kemper Strategic Income Fund,
                                                                                  Kemper Technology Fund, Kemper
                                                                                  Total Return Fund and Kemper U.S.
                                                                                  Government Securities Fund.


Board II Trustees/Directors Not Standing for Re-Election:

                                             Principal Occupation or Employment
                                                     and Directorships            Present Office with each
Name (Date of Birth)                                                              Trust/Corporation

                                            Consultant on International,          Director, Kemper
James E. Akins (10/15/26)                   Political and Economic Affairs;       Global/International Series, Inc.
                                            formerly, a career U.S. Foreign       and Kemper Value Series, Inc.;
                                            Service Officer, Energy Adviser for   Trustee, Kemper Equity Trust,
                                            the White House and U.S. Ambassador   Kemper Floating Rate Fund, Kemper
                                            to Saudi Arabia, 1973-1976.           Target Equity Fund and Scudder
                                                                                  Investors Trust.


Arthur Gottschalk (2/13/25)                 Retired; formerly, President,         Director, Kemper
                                            Illinois Manufacturers Association;   Global/International Series, Inc.
                                            Trustee, Illinois Masonic Medical     and Kemper Value Series, Inc.;
                                            Center; formerly, Illinois State      Trustee, Kemper Equity Trust,
                                            Senator; formerly, Vice President,    Kemper Floating Rate Fund, Kemper
                                            The Reuben H. Donnelley Corp.;        Target Equity Fund and Scudder
                                            formerly, attorney.                   Investors Trust.


Frederick T. Kelsey (4/25/27)               Retired; formerly, Consultant to      Director, Kemper
                                            Goldman, Sachs & Co.; formerly,       Global/International Series, Inc.
                                            President, Treasurer and Trustee of   and Kemper Value Series, Inc.;
                                            Institutional Liquid Assets and its   Trustee, Kemper Equity Trust,
                                            affiliated mutual funds; formerly,    Kemper Floating Rate Fund, Kemper
                                            President and Trustee, Northern       Target Equity Fund and Scudder
                                            Institutional Funds; formerly,        Investors Trust.
                                            President and Trustee, Pilot Funds.


Kathryn L. Quirk (12/3/52)*                 Managing Director, ZSI.               Director and Vice President,
                                                                                  Kemper Global/International
                                                                                  Series, Inc.; Trustee and Vice
                                                                                  President, Kemper Equity Trust,
                                                                                  Kemper Floating Rate Fund and
                                                                                  Scudder Investors Trust; Vice
                                                                                  President, Kemper Target Equity
                                                                                  Fund and Kemper Value Series, Inc.


* Interested person of each Trust/Corporation, as defined in the 1940 Act.

Responsibilities of each Board -- Board and Committee Meetings

         The primary responsibility of each Board is to represent the interests of the shareholders of the applicable Fund and to provide oversight of the management of the Fund. The board that is proposed for election at the Meetings is comprised of three individuals who are considered "interested" Trustees/Directors, and nine individuals who have no affiliation with ZSI and who are not considered "interested" Trustees/Directors (the "Independent Trustees/Directors"). The SEC has recently adopted rules that require a majority of the board members of a fund to be "independent" if the fund takes advantage of certain exemptive rules under the 1940 Act. If the proposed Board is approved by shareholders, 75% will be Independent Trustees/Directors. Each of the nominees that will be considered an Independent Trustee/Director if elected has been selected and nominated solely by the current Independent Trustees/Directors of each Trust/Corporation.

         The Trustees/Directors meet multiple times during the year to review the investment performance of each Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. Furthermore, the Independent Trustees/Directors review the fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees/Directors have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees/Directors in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees/Directors select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel.

         Currently, Board I has an Audit Committee and a Nominating and Governance Committee, the responsibilities of which are described below. In addition, Board I has a Valuation Committee and a Contract Renewal Committee. During calendar year 2000, the Board of the Board I Funds (except Kemper Growth
Fund) met eight times. During calendar year 2000, the Board of Kemper Growth Fund met nine times. Each then current Trustee attended 75% or more of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2000.

         Currently, Board II has an Audit and Governance Committee, the responsibilities of which are described below. In addition, Board II has a Valuation Committee. During calendar year 2000, the Board of Kemper Floating Rate Fund, Kemper Global/International Series, Inc. and Kemper Target Equity Fund met eight times. During calendar year 2000, the Board of Kemper Equity Trust, Kemper Value Series, Inc. and Scudder Investors Trust met nine times. Each then current Trustee/Director attended 75% or more of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2000.

BOARD I FUND COMMITTEES

Audit Committee

         The Audit Committee of Board I makes recommendations regarding the selection of independent auditors for each Fund, confers with the independent auditors regarding each Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. As suggested by the Advisory Group Report, the Audit Committee is comprised of only Independent Trustees, receives annual representations from the auditors as to their independence, and has a written charter that delineates the committee's duties and powers. Currently, the members of the Audit Committee are Donald L. Dunaway (Chairman), Robert B. Hoffman and Donald R. Jones. The Audit Committee held five meetings during calendar year 2000.

Nominating and Governance Committee

         Board I has a Nominating and Governance Committee, comprised of only Independent Trustees, that seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of each Trust's Governance Procedures and Guidelines. The Nominating and Governance Committee has a written charter that delineates the committee's duties and powers. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the applicable Trust. Currently, the members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), John W. Ballantine, Shirley D. Peterson and William P. Sommers. The Nominating and Governance Committee held one meeting during calendar year 2000.

BOARD II FUND COMMITTEE

Audit and Governance Committee

         The Audit and Governance Committee of Board II makes recommendations regarding the selection of independent auditors for each Fund, confers with the independent auditors regarding each Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. As suggested by the Advisory Group Report, the Audit and Governance Committee is comprised of only Independent Trustees/Directors, receives annual representations from the auditors as to their independence, and has a written charter that delineates the committee's duties and powers. In addition, the committee seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of each Trust's/Corporation's Governance Procedures and Guidelines. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the applicable Trust/Corporation. Currently, the members of the Audit and Governance Committee are James E. Akins, James R. Edgar, Arthur Gottschalk, Frederick T. Kelsey, Fred B. Renwick and John G. Weithers. The committee held four meetings during calendar year 2000.

Officers

         The officers of each Trust/Corporation are set forth in Appendix 2.

Compensation of Trustees and Officers

         Each Board I Fund pays its Independent Trustees/Directors a monthly retainer and an attendance fee, plus expenses, for each Board meeting and committee meeting attended. Each Board II Fund pays its Independent Trustees/Directors an annual retainer (paid in quarterly installments) and an attendance fee, plus expenses, for each Board meeting and committee meeting attended. As reflected below, the Trustees/Directors currently serve as board members of various other Kemper Funds. ZSI supervises each Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees/Directors and officers on behalf of each Fund and receives a management fee for its services. Several of the officers and Trustees/Directors are also officers, directors, employees or stockholders of ZSI and participate in the fees paid to that firm, although the Funds make no direct payments to them.

         To facilitate the restructuring of the boards of the Kemper Funds, certain Independent Trustees/Directors agreed not to stand for re-election. Independent Trustees/Directors of the Trusts/Corporations are not entitled to benefits under any pension or retirement plan. However, the Board of each Kemper Fund determined that, particularly given the benefits that would accrue to the Kemper Funds from the restructuring of the boards, it was appropriate to provide the four Independent Trustees/Directors who were not standing for re-election for various Kemper Funds a one-time benefit. The cost of such benefit is being allocated among all the Kemper Funds, with ZSI agreeing to bear one-half of the cost of such benefit, given that ZSI also benefits from administrative efficiencies of a consolidated board. Mr. Jones, an Independent Trustee of the Board I Funds, and Messrs. Akins, Gottschalk and Kelsey, Independent Trustees/Directors of the Board II Funds, each of whom is not standing for re-election, will receive such a one-time benefit. The amount received on behalf of each fund for which Mr. Jones serves as a trustee/director ranges from $1,071 to $8,078 (approximately $225,000 in the aggregate for all the Kemper Funds). The amount received on behalf of each fund for which Messrs. Akins, Gottschalk and Kelsey serve as trustees/directors ranges from $478 to $6,124 (approximately $225,000 in the aggregate for all the Kemper Funds) for Mr. Akins; $159 to $2,035 (approximately $75,000 in the aggregate for all the Kemper Funds) for Mr. Gottschalk; and $797 to $10,194 (approximately $375,000 in the aggregate for all the Kemper Funds) for Mr. Kelsey.

         The following Compensation Table provides in tabular form the following data:

         (1) All Trustees/Directors who receive compensation from one or more Trusts/Corporations (columns 1 through 13).

         (2) Aggregate compensation received by each Trustee/Director from each Trust/Corporation during calendar year 2000 (rows corresponding with columns 1 through 13).

         (3) Total compensation received by each Trustee/Director from funds advised by ZSI (collectively, the "Fund Complex") during calendar year 2000 (bottom row).

                               Compensation Table

                                 1         2            3           4           5          6               7            8

                              James E.   John W.      Lewis A.   Donald L.   James R.   Arthur R.       Robert B.    Donald R.
                               Akins     Ballantine   Burnham    Dunaway(1)  Edgar      Gottschalk(1)   Hoffman      Jones

             Compensation from Trust/Corporation (Number of Series)

Kemper Aggressive Growth
Fund

Kemper Blue Chip Fund

Kemper Equity Trust

Kemper Floating Rate Fund

Kemper Global/International
Series, Inc.

Kemper Growth Fund

Kemper High Yield Series

Kemper Small Capitalization
Equity Fund

Kemper State Tax-Free
Income Series

Kemper Strategic Income Fund

Kemper Target Equity Fund

Kemper Technology Fund

Kemper Total Return Fund

Kemper U.S. Government
Securities Fund

Kemper Value Series, Inc.

Scudder Investors Trust

Total Compensation from
Fund Complex






(Continued)                           9              10                 11         12            13
                              Frederick T.       Shirley D.         Fred B.      William P.    John G.
                              Kelsey             Peterson           Renwick      Sommers       Weithers

             Compensation from Trust/Corporation (Number of Series)

Kemper Aggressive Growth
Fund

Kemper Blue Chip Fund

Kemper Equity Trust

Kemper Floating Rate Fund

Kemper Global/International
Series, Inc.

Kemper Growth Fund

Kemper High Yield Series

Kemper Small Capitalization
Equity Fund

Kemper State Tax-Free
Income Series

Kemper Strategic Income Fund

Kemper Target Equity Fund

Kemper Technology Fund

Kemper Total Return Fund

Kemper U.S. Government
Securities Fund

Kemper Value Series, Inc.

Scudder Investors Trust

Total Compensation from
Fund Complex(2)(3)(4)


(1) Includes deferred fees. Pursuant to deferred compensation agreements with each Trust/Corporation, deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred fees (including interest thereon) payable from each Trust/Corporation to Mr. Dunaway are $_______ and to Mr. Gottschalk are $_______.

(2) Includes compensation for service on the boards of 26 Kemper trusts/corporations comprised of 45 funds. Each Trustee/Director currently serves on the boards of 26 Kemper trusts/corporations comprised of 45 funds.

(3) Includes compensation for service on the boards of 16 Kemper trusts/corporations comprised of 61 funds. Each Trustee/Director currently serves on the boards of 16 Kemper trusts/corporations comprised of 58 funds.

(4) Aggregate compensation reflects amounts paid to the Trustees/Directors for numerous special meetings in connection with the ZSI restructuring initiative (which included a comprehensive review of ZSI's proposals, including a branding change, combinations of certain funds, liquidations of certain funds, implementation of an administration agreement for certain funds and the consolidation of certain boards). Such amounts totaled [ ], [ ], [ ], [ ], [ ], [ ], [ ], [ ], [ ], [ ],
         [ ], [ ] and [ ] for Messrs. Akins, Ballantine, Burnham, Dunaway, Edgar, Gottschalk, Hoffman, Jones, Kelsey, Renwick, Sommers, Weithers and Ms. Peterson,] respectively. A portion of these meeting fees were borne by ZSI.

                The Trustees/Directors of each Board unanimously recommend that the shareholders of each Fund vote FOR each nominee.

              PROPOSAL 2: ADOPTION OF RULE 12b-1 PLAN AND AMENDED
                         AND RESTATED RULE 12b-1 PLANS

         Proposal 2 is being submitted to the shareholders of Class A, Class B and Class C (each, a "Class") of each Fund.(1) The Board of each Trust/Corporation has approved, and recommends that Class A shareholders of each Fund approve, a Rule 12b-1 Plan (the "Plan"), and that Class B and Class C shareholders of each Fund approve an Amended and Restated Rule 12b-1 Plan (each an "Amended Plan," together the "Amended Plans"), pursuant to the provisions of Rule 12b-1 under the 1940 Act. Shareholder approval of the Proposal by a Class will not result in any increase in fees or expenses for that Class. A copy of a form of the Plan is attached hereto as Exhibit A (for Class A shareholders). Copies of forms of the Amended Plans are attached hereto as Exhibit B (for Class B and Class C shareholders).

-------------------------

(1) Each series of Kemper Target Equity Fund, listed above, has only one outstanding class of shares. Only the discussion in Proposal 2 that relates to Class A shares applies to the shares of each series of Kemper Target Equity Fund.

Background

         Each Trust/Corporation(2), on behalf of each Class of each Fund, is currently a party to a Shareholder Services Agreement (the "Services Agreement") with Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606. Pursuant to the terms of each Services Agreement, KDI provides information and administrative services for the benefit of each Fund and the shareholders of each Class. In exchange for providing the services under the Services Agreement, each Class of each Fund pays to KDI an administrative services fee equal to, on an annual basis, up to 0.25% of the average daily net assets attributable to that Class. KDI uses the administrative services fee to compensate financial services firms ("firms") for providing personal services to and maintenance of accounts for their customers that hold shares of the applicable Class and may retain any portion of the fee not paid to firms to compensate itself for administrative functions performed for the Class.

         Each of Class B and Class C of each Fund has also adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, pursuant to which KDI receives an asset-based fee of 0.75% (0.60% for Kemper Floating Rate Fund) of average daily net assets of each such Class. KDI uses the fee to pay for distribution and services for the applicable Class of the applicable Fund. Appendix 7 sets forth the amount of distribution fees paid by each Fund during the Fund's most recent fiscal years pursuant to the distribution plans applicable to Class B and Class C.

         Rule 12b-1 under the 1940 Act provides that an investment company acting as a distributor of its shares must do so pursuant to a written plan that describes "all material aspects of the proposed financing of the distribution." Under the Rule, an investment company is deemed to be acting as a distributor of its shares "if it engages directly or indirectly in financing any activity which is primarily intended to result in the sale" of its shares. Currently no Class of any Fund has a Rule 12b-1 Plan that authorizes the payment of the administrative services fee under the Services Agreement because neither KDI nor the Trustees/Directors of a Trust/Corporation believes that the services that have been performed by KDI under the Services Agreement are primarily intended to result in sales of shares of the Classes (i.e., "distribution" services), as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to existing shareholders. Nonetheless, to avoid legal uncertainties due to the ambiguity of the language contained in Rule 12b-1 and eliminate any doubt that may arise in the future regarding whether the services performed by KDI under the Services Agreement are "distribution" services, the Board of Trustees/Directors for each Fund has adopted, and recommends that the shareholders of the affected Classes of each Fund approve, the Plan (for Class
A) and an Amended Plan (for each of Class B and Class C), each of which authorizes the payment of the administrative services fee pursuant to a Rule 12b-1 Plan. If the shareholders approve the adoption of the Plan or the Amended Plan, the administrative services fee rate will not change. In addition, KDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Services Agreement.

Terms of the Plans and the Amended Plans

         As noted above, each Plan and each Amended Plan has been adopted for the purpose of authorizing the payment by each Fund of the administrative services fee to KDI pursuant to Rule 12b-1. Neither the Plans nor the Amended Plans will change the administrative services fee rate. In addition, as noted above, KDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to each Services Agreement. Each Plan for Class A shareholders, if approved, will authorize the payment of the 0.25% administrative fee under a Rule 12b-1 Plan. Each Amended Plan is identical to the current distribution plan applicable to Class B and Class C of each Fund, except that, in

------------------------------
(2) The shareholders of Kemper Floating Rate Fund are being asked to approve Proposal 2 even though the fund, as a closed-end fund, is not subject to the provisions of Rule 12b-1 under the 1940 Act. The fund's current plan of distribution for Class B and Class C shares complies with Rule 12b-1 and the proposed distribution plans for Kemper Floating Rate Fund, like those for all other Funds discussed in this Proxy Statement, will also comply with the provisions of that Rule.

addition to authorizing the asset-based distribution fee of 0.75% (0.60% for Kemper Floating Rate Fund) that it currently authorizes, it also authorizes the payment to KDI of the 0.25% administrative services fee pursuant to the Services Agreement. Each Board has adopted the Plan and each Amended Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act. If approved by shareholders, each Plan and each Amended Plan will become effective on July 1, 2001, and will remain in effect for one year after its effective date. Thereafter, each Plan and each Amended Plan may continue for additional one-year periods so long as such continuance is approved by a vote of both the Board of the applicable Fund and the Independent Trustees/Directors of the applicable Trust/Corporation and have no direct or indirect financial interest in the operation of the Plan or the Amended Plan, as the case may be, or in any agreement related to the Plan or the Amended Plan, respectively (the "Qualified Board Members"). This vote must take place at a meeting of the Board held in person and called for the purpose of voting on the Plan or the Amended Plan, as applicable.

         The applicable Board must approve all material amendments to each Plan or an Amended Plan in the manner described in the foregoing paragraph. An amendment that increases materially the amount to be spent for distribution under the Plan or Amended Plan must be approved by shareholders of the applicable Class as well as by the Board.

         Each Plan and each Amended Plan may be terminated at any time either by the Board or by the shareholders of the applicable Class. Termination by the Trustees/Directors requires the vote of a majority of the Qualified Board Members. Termination by the shareholders requires the vote of a majority of the outstanding voting securities of the applicable Class.

         In connection with adopting each Plan and each Amended Plan, the Board of Trustees/Directors has adopted amendments to each Services Agreement, which will become effective with respect to each Fund if the shareholders of that Fund approve the Plan and each Amended Plan. Such amendments incorporate the termination, amendment and annual approval terms described above to bring the Services Agreement into compliance with the requirements of Rule 12b-1. If the shareholders of one or more Classes do not approve the adoption of the Plan or the Amended Plan, as the case may be, the current Services Agreement will remain in effect with respect to that Class or those Classes.

Trustee/Director Consideration

         In determining to recommend adoption of the Plan and the Amended Plans, the Board of each Trust/Corporation considered a variety of factors. The Trustees/Directors examined the nature of the services KDI provides pursuant to each Services Agreement and the benefit such services provide to each Fund and the shareholders of the Classes of each Fund. In addition, the Board examined general industry practice with respect to whether funds have adopted Rule 12b-1 Plans to authorize payments under agreements similar to the Services Agreements. The Trustees/Directors were also advised by independent counsel regarding the requirements of Rule 12b-1. Neither KDI nor the Trustees/Directors believe that the services performed by KDI under the Services Agreement have been or will be "distribution" services as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to existing shareholders. Nonetheless, to avoid legal uncertainties and eliminate any doubt regarding the continuation of the Services Agreement that may arise in the future due to the ambiguity of the language contained in Rule 12b-1, each Board of Trustees/Directors has adopted, and recommends that the shareholders of each Class of each Fund approve, the Plan (for Class A) and an Amended Plan (for Class B and Class C). The Trustees/Directors noted that if the Plan and each Amended Plan is adopted the administrative services fee rate will not change. The Trustees/Directors also noted that KDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Services Agreement. The Trustees/Directors concluded that it would be in the best interests of each Fund, each Class and its shareholders if the Services Agreement operated in the future pursuant to the protections afforded by Rule 12b-1 under the 1940 Act.

       The Trustees/Directors of each Board unanimously recommend that the shareholders of each Class of each Fund vote in favor of this Proposal 2.

 PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT AUDITORS

         The Board of each Trust/Corporation, including all of the Independent Trustees/Directors, has selected Ernst & Young LLP to act as independent auditors of each Fund for the Fund's current fiscal year and recommends that shareholders ratify such selection. One or more representatives of Ernst & Young LLP are expected to be present at the Meetings and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

         The following table shows fees paid to E&Y during each Fund's most recent fiscal year. The information for each Fund in the column "Audit Fees" shows the amounts paid to E&Y for the audit and review of financial statements of the Fund. The information for each Fund in the columns "Financial Information Systems Design and Implementation Fees" and "All Other Fees" shows the aggregate amounts paid to E&Y by the Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to the Fund. The Audit Committee of Board I and the Audit and Governance Committee of Board II of each Trust/Corporation [have] [have not] considered whether E&Y's provision of services, the compensation for which is disclosed under "Financial Information Systems Design and Implementation Fees" and "All Other Fees," is compatible with maintaining E&Y's independence.
                                                       Financial
                                                      Information
                                                       Systems
                                                      Design and
                                            Audit    Implementation   All Other
                                            Fees        Fees(1)       Fees(2)

Kemper Aggressive Growth Fund
Kemper Blue Chip Fund
Kemper California Tax-Free Income Fund
Kemper Contrarian Fund
Kemper Floating Rate Fund
Kemper Florida Tax-Free Income Fund
Kemper Growth Fund
Kemper High Yield Fund
Kemper International Research Fund
Kemper New York Tax-Free Income Fund
Kemper Retirement Fund - Series III
Kemper Retirement Fund - Series V
Kemper Retirement Fund - Series VI
Kemper Retirement Fund - Series VII
Kemper Small Cap Value Fund
Kemper Small Capitalization Equity Fund
Kemper Strategic Income Fund
Kemper Target 2010 Fund
Kemper Target 2011 Fund
Kemper Technology Fund
Kemper Total Return Fund
Kemper U.S. Government Securities Fund
Kemper Worldwide 2004 Fund
Kemper-Dreman High Return Equity Fund
Kemper-Dreman-Financial Services Fund
Scudder Focus Growth Fund
Scudder Research Fund
Scudder S&P 500 Stock Fund

(1)      Represents aggregate fees billed for information technology services.

(2) Represents aggregate fees billed for all other non-audit services, including tax-related services.


       The Trustees/Directors of each Board unanimously recommend that the shareholders of each Fund vote in favor of this Proposal 3.

   PROPOSAL 4: FOR KEMPER VALUE SERIES, INC., TO APPROVE ARTICLES OF AMENDMENT
            AND RESTATEMENT OF THE FUND'S ARTICLES OF INCORPORATION

                             PROPOSAL 4: TO APPROVE

        ARTICLES OF AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION OF KEMPER VALUE SERIES, INC.

         The Board of Kemper Value Series, Inc. ("Value Series") has approved, and recommends that shareholders approve a comprehensive amendment and restatement of Value Series' Articles of Incorporation, as amended and supplemented (the "Articles"). The purpose of the proposed Articles is to provide Value Series additional flexibility under Maryland law and conform the Articles more consistently with industry practice. A copy of the proposed amendment and restatement of Value Series Articles in the form being presented for approval, and as approved by the Board, is set forth as Exhibit C to this Proxy Statement. A composite of all provisions of Value Series' Articles currently in effect is set forth as Exhibit D to this Proxy Statement. Certain material differences between the proposed amendment and restatement of Value Series' Articles and the existing Articles are described below. Shareholders of Value Series are urged to review Exhibits C and D carefully. The Board believes that the proposed amendment and restatement of the Articles is in the best interest of Value Series and its shareholders. If shareholders do not approve the proposed amendment and restatement, the existing Articles will remain in effect.

(a)      Quorum

         The Board recommends amending Value Series' Articles of Incorporation to provide that the presence in person or by proxy of the holders of one-third of the shares of Value Series' stock entitled to vote would constitute a quorum at any meeting of shareholders. Currently, the Articles are silent as to the required quorum. Under Maryland law, unless the articles of incorporation provide otherwise, a majority of all votes entitled to be cast at a shareholders' meeting constitutes a quorum. Establishing that one-third of Value Series' outstanding shares constitutes a quorum should enable Value Series to conduct future shareholders' meetings without incurring the increased burden and expense of soliciting votes from at least a majority of Value Series' shares in order to achieve a quorum. The amendment would not affect the number of shares required to adopt proposals under Maryland law or the 1940 Act.

(b)       Liability of Directors and Officers

         After Value Series was organized, the Maryland General Corporation Law was revised to permit a Maryland corporation to limit the liability of its directors and officers under certain circumstances. The Value Series' Board has approved, and recommends that shareholders approve, an amendment to Value Series' Articles of Incorporation to reflect current Maryland law.

         Maryland law is similar to the laws of most other states, including Delaware, which limit the risk of personal liability of corporate directors and, in many cases, officers. These laws respond to concerns about increased litigation against corporate directors and officers and resulting increased cost and limited availability of liability insurance for directors and officers. Concerns also have been raised about the willingness of qualified persons to serve as directors and officers and the potential for adverse effects on decision making by persons who serve as directors and officers.

         The proposed amendment to the Articles would provide that to the fullest extent permitted by Maryland law and the 1940 Act, no director or officer of Value Series shall have any liability to Value Series or its shareholders for monetary damages.

         If the proposed amendment is approved by shareholders, Value Series' directors and officers would continue to have personal liability for damages in suits brought by or on behalf of Value Series in circumstances in which the Maryland General Corporation Law or the 1940 Act does not permit their personal liability to be limited, as follows: (a) under the Maryland General Corporation Law, to the extent that (i) it is proved that a director or officer received an improper benefit or profit in money, property or services, for the amount of such improper benefit or profit, or (ii) a judgment or other final adjudication adverse to a director or officer is entered in a proceeding based on a finding that his action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding; and (b) under the 1940 Act, to the extent that such proposed amendment would be effective to (i) require a waiver of compliance with any provision of the 1940 Act or the Securities Act of 1933, as amended (the "Securities Act") or of any valid rule, regulation or order of the SEC under the 1940 Act or the Securities Act, or (ii) protect or purport to protect any director or officer of Value Series against any liability to Value Series or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In circumstances in which the personal liability of directors and officers is limited, claims made by or on behalf of Value Series against them would be limited to equitable remedies such as an injunction.

         The proposed amendment would apply only to claims against a director or officer arising out of his role as a director or officer, not to his responsibilities under other laws. It also will not limit possible liability to third parties (acting in a capacity other than as a stockholder) under tort or contract law.

         If Maryland law is subsequently amended so as to permit further limitation of the monetary liability of directors and officers, then under the proposed amendment such liability will be limited to the fullest extent permitted (but subject to the limitations described above with respect to the 1940 Act or the Securities Act) without further action by Value Series' shareholders. Value Series is not aware of any proposed or anticipated changes to Maryland law which would affect the personal liability of directors or officers of Maryland corporations. The proposed amendment and restatement of the Articles would assure directors and officers that its protections could not subsequently be withdrawn with respect to actions arising from events or omissions occurring prior to withdrawal.

         Under the new provisions, in certain circumstances, Value Series and its shareholders will lose the right to recover monetary damages from the directors and officers who might otherwise have been found liable for monetary damages. In addition, directors and officers may be entitled to more liberal indemnification from Value Series in suits brought by or in the right of Value Series. To the extent that certain claims against directors and officers involving a breach of duty are limited to equitable remedies, the proposed amendment may result in a reduced likelihood of derivative litigation and may discourage the initiation of suits against directors and officers for breach of their duty of care.

         No litigation of the type covered by the proposed amendment is currently pending or threatened against any director or officer of Value Series. No occasion has arisen in which Value Series was required to pay any amount in indemnification of any director or officer of Value Series. In addition, although Value Series has not experienced difficulty in attracting and retaining highly qualified directors and officers, the Board believes that the proposed amendment will enhance its ability to attract and retain such directors and officers in the future.

         The Board believes that, in view of the proliferation of litigation against corporate directors and officers in which difficult business judgments are tested with the benefit of hindsight, and the need to attract and retain corporate directors and officers who can make significant corporate decisions in the best interest of Value Series with the reduced threat of personal liability, the proposed amendment is in the best interest of Value Series and its shareholders. Although the current directors of Value Series may personally benefit from the adoption of this proposed amendment and are thus subject to a conflict of interest in proposing its approval, the Board believes, for the reasons stated above, that approval of this proposed amendment is in the best interest of Value Series and its shareholders.

(c)      Conversion to a Master/Feeder Fund Structure

         The Board recommends amending Value Series' Articles of Incorporation to permit the Board to determine that the objectives of Value Series would be achieved more efficiently, while retaining its current distribution arrangements, by investing in a master fund in a master/feeder structure as described below, and in that case cause each series to do so without further approval by shareholders.

         A master/feeder fund structure is one in which a fund (a feeder fund), instead of investing directly in a portfolio of securities, invests all of its investment assets in another investment company (the master fund) with substantially the same investment objectives and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds in the master fund in an effort to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management and/or distribution channels at the feeder fund level. An existing fund could convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and the realization of taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

         In this regard, the Maryland General Corporation Law permits a Maryland corporation, at the discretion of its board of directors, to transfer its assets to an entity or entities of which all of the equity interests are owned by the transferring corporation. This provision would permit Value Series to convert any of its existing funds into a feeder fund by contributing fund assets to an entity or entities owned by Value Series, at such time as the Board deems such a transfer to be advisable.

         The Board, having determined to amend and restate the Articles to make this discretionary power express, has adopted the following resolutions:

         RESOLVED, that Value Series' Articles of Incorporation be amended to add the following article:

         Value Series shall be empowered to transfer some or all of its assets to any entity or entities of which all of the equity interests are owned by Value Series at the time of transfer for the purpose of creating a master-feeder or similar structure in accordance with the Investment Company Act of 1940, as amended, the precise structure of such transfer of assets to be determined by action of Value Series' Board of Directors as constituted at the time such Board of Directors deems any such transfer to be advisable; and

         RESOLVED FURTHER, that the Board of Directors declares such amendment to be advisable and directs that the proposed amendment be submitted for consideration at the special meeting of shareholders of Value Series to be held on May 24, 2001.

         A master fund must have the identical investment objective and substantially the same investment policies as its feeder funds. This means that the assets of the master fund are invested in the same types of securities in which its feeder funds are authorized to invest.

         ZSI believes that, generally, the larger the pool of assets being managed the more efficiently and cost-effectively it can be managed. Because a master fund pools the assets of multiple feeder funds, it provides an effective means of creating larger asset pools. Whether the Board would exercise its discretionary authority to convert a fund to a master/feeder fund structure would depend upon the existence of appropriate opportunities to pool the fund's assets with those of other feeder funds. The primary motivation for considering a master/feeder fund structure is to seek to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management and/or distribution channels at the feeder level. The directors' decision to convert a fund would be based upon their determination that it would be in the best interest of both the fund and its shareholders.

         A feeder fund can withdraw its investment in a master fund at any time if its board determines that it is in the best interest of the shareholders to do so or if the investment policies or restrictions of the master fund were changed so that they were inconsistent with the policies and restrictions of the feeder fund. Upon any such withdrawal, the board of the fund would consider what action might be taken, including the investment of all of the assets of the fund in another pooled investment entity having substantially the same investment objectives and policies as the fund or the investment of the fund's assets directly in accordance with its investment objective and policies.

(d)      Operational Matters

         The proposed amendment and restatement would set forth in greater detail the manner in which Value Series conducts it operations. In particular, the proposed amendment would expressly provide that the Board may classify or reclassify any unissued shares of Value Series into separate series or classes. The proposed amendment would also provide for certain other operational changes. If the proposed amendment is approved by the shareholders, it is anticipated that the day-to-day operations of Value Series would be substantially the same as its current operations, but such amendment will bring Value Series' Articles in line with industry standards.

 THE DIRECTORS OF KEMPER VALUE SERIES, INC. UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF KEMPER CONTRARIAN FUND, KEMPER-DREMAN HIGH RETURN EQUITY FUND AND KEMPER SMALL CAP VALUE FUND VOTE IN FAVOR OF THIS PROPOSAL 4.

ADDITIONAL INFORMATION

General

         The allocation of the cost of preparing, printing and mailing the enclosed proxy card(s) and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph for each Fund is set forth in Appendix 3 hereto. In addition to solicitation by mail, certain officers and representatives of each Trust/Corporation, officers and employees of ZSI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

         Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Funds, c/o Zurich Scudder Investments, Inc., at the address for each Fund shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal.

         For each of Kemper Aggressive Growth Fund, Kemper Blue Chip Fund, Kemper Growth Fund, Kemper High Yield Series, Kemper Small Capitalization Equity Fund, Kemper State Tax-Free Income Series, Kemper Strategic Income Fund, Kemper Target Equity Fund, Kemper Technology Fund, Kemper Total Return Fund and Kemper U.S. Government Securities Fund, the presence at any shareholders' meeting, in person or by proxy, of the holders of 30% of the shares entitled to be cast of such Trust (for a Trust-wide vote), Fund (for a Fund-wide vote) or Class (for a Class-wide vote) shall be necessary and sufficient to constitute a quorum for the transaction of business. For each of Kemper Equity Trust, Kemper Floating Rate Fund, Kemper Global/International Series, Inc. and Scudder Investors Trust, the presence at any shareholders' meeting, in person or by proxy, of the holders of one-third of the shares entitled to be cast of such Trust/Corporation (for a Trust/Corporation-wide vote), Fund (for a Fund-wide vote) or Class (for a Class-wide vote) shall be necessary and sufficient to constitute a quorum for the transaction of business. For Kemper Value Series, Inc., the presence at any shareholders' meeting, in person or by proxy, of the holders of a majority of the shares entitled to be cast of such Corporation (for a Corporation-wide vote), Fund (for a Fund-wide vote) or Class (for a Class-wide vote) shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter requiring a Trust/Corporation-wide or a Fund-wide vote will require, respectively, the affirmative vote of the holders of a majority of the concerned Trust's/Corporation's or Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

         Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of each Trust/ Corporation voting at the Meeting and, where applicable, at the special meeting(s) of the other series of the Trusts/Corporation. Shareholders of all series of each multi-series Trust/Corporation will meet separately on May 24, 2001 and the vote on Trustees/Directors of the Trust/Corporation and related quorum and adjournment requirements will be determined based upon the results of the voting of shares of each series of such Trust/Corporation, voting as a single class. Please see Appendix 4 for the outstanding shares of all the series of each multi-series Trust/Corporation. Approval of Proposal 2 as to a Class requires the affirmative vote of a "majority of the outstanding voting securities" of the Class. The term "majority of the outstanding voting securities," as defined in the 1940 Act, and as used in connection with Proposal 2, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Class present at the meeting if more than 50% of the outstanding voting securities of the Class are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Class. Approval of Proposal 3 as to a Fund requires the affirmative vote of a majority of the shares of that Fund voting at the Meeting. Approval of Proposal 4 requires the affirmative vote of the holders of a majority of the outstanding shares of Kemper Value Series, Inc.

         Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for Proposal 1, and will have the effect of a "no" vote on Proposals 2, 3 and 4. Shareholders of each Trust/Corporation will vote together on Proposal 1. Shareholders of each concerned Class will vote separately with respect to Proposal 2. Shareholders of each Fund will vote separately with respect to Proposal 3. Shareholders of all series of Kemper Value Series, Inc. will vote together on Proposal 4.

         Holders of record of the shares of each Fund at the close of business on March 5, 2001 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting. The table provided in Appendix 4 hereto sets forth the number of shares outstanding for each Fund as of [ ], 2001.

         Appendix 5 sets forth the beneficial owners of more than 5% of a Fund's shares. To the best of each Trust's/Corporation's knowledge, as of [ ], 2001, no person owned beneficially more than 5% of any Fund's outstanding shares, except as stated in Appendix 5.

         Appendix 6 hereto sets forth the number of shares of each series of each Trust/Corporation owned directly or beneficially by the Trustees/Directors of the relevant Board and by the nominees for election.

         Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $________. As the Meeting date approaches, certain shareholders of a Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees/Directors believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

         In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

         If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at
[1-800-603-1915]. Any proxy given by a shareholder is revocable until voted at the Meeting.

         Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

Principal Underwriter and Administrator

         KDI is the principal underwriter and administrator for each Fund.

Proposals of Shareholders

         Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust/Corporation, c/o Zurich Scudder Investments, Inc., at the address for each Trust/Corporation shown at the beginning of this Proxy Statement, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters To Come Before the Meeting

         No Trustee/Director is aware of any matters that will be presented for action at a Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Trust/Corporation and/or Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Boards,

/s/ Maureen E. Kane
Maureen E. Kane
Secretary

                                    EXHIBIT A

                 Fund:     [Kemper Fund] (the "Fund")
                Class:     Class A (the "Class")

                             FORM OF RULE 12b-1 PLAN

         Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund for the Class (all as noted and defined above) by a majority of the members of the Fund's Board of Directors/Trustees (the "Board"), including a majority of the Board members who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

         1. Services. Pursuant to the terms of a Shareholder Services Agreement (the "Services Agreement"), Kemper Distributors, Inc. ("KDI") provides information and administrative services for the benefit of the Fund and its shareholders. This Plan authorizes the Fund to pay KDI the administrative services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agreement, KDI may use the administrative services fee to compensate various financial services firms ("Firms") for providing such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, assistance to investors in changing dividend and investment options, account designations and addresses, and such other administrative services as the Fund or KDI may reasonably request.

         2. Periodic Reporting. KDI shall prepare reports for the Board on a quarterly basis for the Class showing amounts paid to the various Firms pursuant to the Services Agreement and such other information as from time to time shall be reasonably requested by the Board.

         3. Continuance. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of the Class.

         4. Termination. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Class.

         5. Amendment. This Plan may not be amended to increase materially the amount to be paid to KDI by the Fund for its services under the Services Agreement with respect to the Class without the vote of a majority of the outstanding voting securities of the Class. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

         6. Selection of Non-Interested Board Members. So long as this Plan is in effect, the selection and nomination of those Board members who are not interested persons of the Fund will be committed to the discretion of Board members who are not themselves interested persons.

         7. Recordkeeping. The Fund will preserve copies of this Plan, the Services Agreement and all reports made pursuant to Paragraph 2 above for a period of not less than six (6) years from the date of this Plan, the Services Agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

         8. Limitation of Liability. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any Board member, officer, employee, agent, or shareholder of the Fund. Neither the authorization of any action by the Board members or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any Board members or upon any shareholder.

         9. Definitions. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

         10. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Class as the Act or the rules thereunder so require.

(Dated [          ], 2001]

                                    EXHIBIT B

                 Fund:    [Kemper Fund] (the "Fund")
                Class:    Class B (the "Class")

                  FORM OF AMENDED AND RESTATED RULE 12b-1 PLAN

         Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund for the Class (all as noted and defined above) by a majority of the members of the Fund's Board of Directors/Trustees (the "Board"), including a majority of the Board members who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

         1. Compensation. The Fund will pay to Kemper Distributors, Inc. ("KDI") at the end of each calendar month a distribution services fee computed at the annual rate of 0.75% of average daily net assets attributable to the Class. KDI may compensate various financial services firms ("Firms") appointed by KDI in accordance with the provisions of the Fund's Underwriting and Distribution Services Agreement (the "Distribution Agreement") for sales of shares at the fee levels provided in the Fund's prospectus from time to time. KDI may pay other commissions, fees or concessions to Firms, and may pay them to others in its discretion, in such amounts as KDI may determine from time to time. The distribution services fee for the Class shall be based upon the average daily net assets of the Class and such fee shall be charged only to that Class. For the month and year in which this Plan becomes effective or terminates, there shall be an appropriate proration of the distribution services fee set forth herein on the basis of the number of days that the Plan, the Distribution Agreement and any agreement related to the Plan is in effect during the month and year, respectively. The distribution services fee shall be in addition to and shall not be reduced or offset by the amount of any contingent deferred sales charge received by KDI.

         2. Additional Services. Pursuant to the terms of a Shareholder Services Agreement (the "Services Agreement"), KDI provides information and administrative services for the benefit of the Fund and its shareholders. This Plan authorizes the Fund to pay KDI the administrative services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agreement, KDI may use the administrative services fee to compensate various Firms for providing such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, assistance to investors in changing dividend and investment options, account designations and addresses, and such other administrative services as the Fund or KDI may reasonably request.

         3. Periodic Reporting. KDI shall prepare reports for the Board on a quarterly basis for the Class showing amounts paid to the various Firms and such other information as from time to time shall be reasonably requested by the Board.

         4. Continuance. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of the Class.

         5. Termination. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Class.

         6. Amendment. This Plan may not be amended to increase materially the amount to be paid to KDI by the Fund either for distribution services or for services under the Services Agreement with respect to the Class without the vote of a majority of the outstanding voting securities of the Class. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

         7. Selection of Non-Interested Board Members. So long as this Plan is in effect, the selection and nomination of those Board members who are not interested persons of the Fund will be committed to the discretion of Board members who are not themselves interested persons.

         8. Recordkeeping. The Fund will preserve copies of this Plan, the Distribution Agreement, the Services Agreement and all reports made pursuant to Paragraph 3 above for a period of not less than six (6) years from the date of this Plan, the Distribution Agreement, the Services Agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

         9. Limitation of Liability. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any Board member, officer, employee, agent, or shareholder of the Fund. Neither the authorization of any action by the Board members or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any Board members or upon any shareholder.

         10. Definitions. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

         11. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Class as the Act or the rules thereunder so require.

(Dated [          ], 2001]

                 Fund:            [Kemper Fund (the "Fund")
                Class:           Class C (the "Class")

                  FORM OF AMENDED AND RESTATED RULE 12b-1 PLAN

         Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund for the Class (all as noted and defined above) by a majority of the members of the Fund's Board of Directors/Trustees (the "Board"), including a majority of the Board members who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

         1. Compensation. The Fund will pay to Kemper Distributors, Inc. ("KDI") at the end of each calendar month a distribution services fee computed at the annual rate of 0.75% of average daily net assets attributable to the Class. KDI may compensate various financial services firms ("Firms") appointed by KDI in accordance with the provisions of the Fund's Underwriting and Distribution Services Agreement (the "Distribution Agreement") for sales of shares at the fee levels provided in the Fund's prospectus from time to time. KDI may pay other commissions, fees or concessions to Firms, and may pay them to others in its discretion, in such amounts as KDI may determine from time to time. The distribution services fee for the Class shall be based upon the average daily net assets of the Class and such fee shall be charged only to that Class. For the month and year in which this Plan becomes effective or terminates, there shall be an appropriate proration of the distribution services fee set forth herein on the basis of the number of days that the Plan, the Distribution Agreement and any agreement related to the Plan is in effect during the month and year, respectively. The distribution services fee shall be in addition to and shall not be reduced or offset by the amount of any contingent deferred sales charge received by KDI.

         2. Additional Services. Pursuant to the terms of a Shareholder Services Agreement (the "Services Agreement"), KDI provides information and administrative services for the benefit of the Fund and its shareholders. This Plan authorizes the Fund to pay KDI the administrative services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agreement, KDI may use the administrative services fee to compensate various Firms for providing such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, assistance to investors in changing dividend and investment options, account designations and addresses, and such other administrative services as the Fund or KDI may reasonably request.

         3. Periodic Reporting. KDI shall prepare reports for the Board on a quarterly basis for the Class showing amounts paid to the various Firms and such other information as from time to time shall be reasonably requested by the Board.

         4. Continuance. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of the Class.

         5. Termination. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Class.

         6. Amendment. This Plan may not be amended to increase materially the amount to be paid to KDI by the Fund either for distribution services or for services under the Services Agreement with respect to the Class without the vote of a majority of the outstanding voting securities of the Class. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

         7. Selection of Non-Interested Board Members. So long as this Plan is in effect, the selection and nomination of those Board members who are not interested persons of the Fund will be committed to the discretion of Board members who are not themselves interested persons.

         8. Recordkeeping. The Fund will preserve copies of this Plan, the Distribution Agreement, the Services Agreement and all reports made pursuant to Paragraph 3 above for a period of not less than six (6) years from the date of this Plan, the Distribution Agreement, the Services Agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

         9. Limitation of Liability. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any Board member, officer, employee, agent, or shareholder of the Fund. Neither the authorization of any action by the Board members or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any Board members or upon any shareholder.

         10. Definitions. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

         11. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Class as the Act or the rules thereunder so require.

(Dated [          ], 2001]

                                    EXHIBIT C

                            KEMPER VALUE SERIES, INC.

                      ARTICLES OF AMENDMENT AND RESTATEMENT

         Kemper Value Series, Inc., a Maryland corporation (hereinafter called the "Corporation") registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

                                      FIRST

         The Corporation desires to amend and restate its Charter as currently in effect pursuant to these Articles of Amendment and Restatement. These Articles of Amendment and Restatement set forth every Charter provision currently in effect.

                                     SECOND

         The Charter of the Corporation is hereby amended by striking in the entirety Articles FIRST through TENTH, inclusive, and by substituting in lieu thereof the following:

         "FIRST:  The name of the Corporation is

                                             KEMPER VALUE SERIES, INC.

         "SECOND: The purpose for which the Corporation is formed is to operate as an investment company and to exercise all of the powers and to do any and all of the things as fully and to the same extent as any other corporation incorporated under the laws of the State of Maryland, now or hereinafter in force, including, without limitation, the following:

                  1. To purchase, hold, invest and reinvest in, sell, exchange, transfer, mortgage, and otherwise acquire and dispose of securities of every kind, character and description.

                  2. To exercise all rights, powers and privileges with reference to or incident to ownership, use and enjoyment of any of such securities, including, but without limitation, the right, power and privilege to own, vote, hold, purchase, sell, negotiate, assign, exchange, transfer, mortgage, pledge or otherwise deal with, dispose of, use, exercise or enjoy any rights, title, interest, powers or privileges under or with reference to any, of such securities; and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any of such securities.

                  3.  To  purchase  or  otherwise  acquire,   own,  hold,  sell,
exchange, assign, transfer, mortgage, pledge or otherwise dispose of, property of all kinds.

                  4. To buy, sell, mortgage, encumber, hold, own, exchange, rent or otherwise acquire and dispose of, and to develop, improve, manage, subdivide, and generally to deal and trade in real property, improved and unimproved, and wheresoever situate; and to build, erect, construct, alter and maintain buildings, structures, and other improvements on real property.

                  5. To borrow or raise moneys for any of the purposes of the Corporation, and to mortgage or pledge the whole or any part of the property and franchises of the Corporation, real, personal, and mixed, tangible or intangible, and wheresoever situate.

                  6. To enter into, make and perform contracts and undertakings of every kind for any lawful purpose, without limit as to amount.

                  7. To issue, purchase, sell and transfer, reacquire, hold, trade and deal in, to the extent permitted under the General Corporation Law of the State of Maryland, capital stock, bonds, debentures and other securities of the Corporation, from time to time, to such extent as the Board of Directors shall, consistent with the provisions of these Articles of Amendment and Restatement, determine; and to repurchase, re-acquire and redeem, to the extent permitted under the General Corporation Law of the State of Maryland, from time to time, the shares of its own capital stock, bonds, debentures and other securities.

         The foregoing clauses shall each be construed as purposes, objects and powers, and it is hereby expressly provided that the foregoing enumeration of specific purposes, objects and power shall not be held to limit or restrict in any manner the powers of the Corporation, and that they are in furtherance of, and in addition to, and not in limitation of, the general powers conferred upon the Corporation by the laws of the State of Maryland or otherwise; nor shall the enumeration of one thing be deemed to exclude another, although it be of like nature, not expressed.

         "THIRD: The post office address of the principal office of the Corporation in the State of Maryland is:

                                  c/o The Corporation Trust, Incorporated
                                  300 East Lombard Street
                                  Baltimore, Maryland  21202

         The name and post office address of the initial resident agent of the Corporation in the State of Maryland is:

                                  The Corporation Trust, Incorporated
                                  300 East Lombard Street
                                  Baltimore, Maryland  21202

         "FOURTH: Capital Stock.

         (1) Authorized Shares. The total number of shares of stock which the Corporation shall have authority to issue is Three Billion, Forty Million (3,040,000,000) shares of common stock, with a par value of one cent ($0.01) per share, to be known and designated as common stock. The aggregate par value of such common stock is Thirty Million, Four Hundred Thousand Dollars ($30,000,000).

         (2) Authorization of Stock Issuance. Subject to the provisions of these Articles of Amendment and Restatement, the Board of Directors shall have the power to issue shares of common stock of the Corporation from time to time, at a price not less than the par value thereof, or for such consideration as may be fixed from time to time pursuant to the direction of the Board of Directors.

         (3) Power to Classify. Pursuant to Section 2-105 of the Maryland General Corporation Law (the "MGCL"), the Board of Directors of the Corporation shall have the power to classify or reclassify any unissued shares of common stock into one or more additional or other series or classes as may be established from time to time (subject to any applicable rule, regulation or order of the Securities and Exchange Commission or other applicable law or regulation) by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms and conditions of redemption of such shares of stock. Pursuant to the aforesaid power of the Board of Directors, the Corporation's three billion, forty million (3,040,000,000) shares of common stock are designated and classified into three series each with four classes as follows:

                  (a) Kemper  Contrarian  Fund.  Three  hundred  twenty  million
(320,000,000)  shares are classified as Kemper  Contrarian  Fund Class A Shares;
three hundred twenty million (320,000,000) shares are classified as Kemper Contrarian Fund Class B Shares; eighty million (80,000,000) shares are classified as Kemper Contrarian Fund Class C Shares; and eighty million (80,000,000) shares are classified as Kemper Contrarian Fund Class I Shares;

                  (b) Kemper-Dreman High Return Equity Fund. Five hundred sixty million (560,000,000) shares are classified as Kemper-Dreman High Return Equity Fund Class A Shares; five hundred sixty million (560,000,000) shares are classified as Kemper-Dreman High Return Equity Fund Class B Shares; one hundred forty million (140,000,000) shares are classified as Kemper-Dreman High Return Equity Fund Class C Shares; and one hundred forty million (140,000,000) shares are classified as Kemper-Dreman High Return Equity Fund Class I Shares; and

                  (c) Kemper Small Cap Value Fund. Three hundred twenty million (320,000,000) shares are classified as Kemper Small Cap Value Fund Class A Shares; three hundred twenty million (320,000,000) shares are classified as Kemper Small Cap Value Fund Class B Shares; eighty million (80,000,000) shares are classified as Kemper Small Cap Value Fund Class C Shares; eighty million (80,000,000) shares are classified as Kemper Small Cap Value Fund Class I Shares; and forty million (40,000,000) are classified as Kemper Small Cap Value Fund Class S shares.

         Such series and classes of common stock, together with any further series or classes of common stock created by the Board of Directors, are referred to herein individually as a "series" or a "class," and collectively as "series" or "classes."

         At any time when there are no shares outstanding or subscribed for a particular series or class previously established and designated herein or by the Board of Directors, the series or class may be liquidated by similar means. Each share of a series or class shall have equal rights with each other share of that series or class with respect to the assets of the Corporation pertaining to that series or class. The dividends payable to the holders of any series or class (subject to any applicable rule, regulation or order of the Securities and Exchange Commission or any other applicable law or regulation) shall be determined by the Board and need not be individually declared, but may be declared and paid in accordance with a formula adopted by the Board. Except as otherwise provided herein, all references in these Articles of Amendment and Restatement to common stock or series or classes of stock shall apply without discrimination to the shares of each series or class of stock.

         (4) Series and Classes - General. The relative preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of each series or class of stock of the Corporation shall be as follows, unless otherwise provided in Articles Supplementary hereto:

                  (a) Voting Rights. The holder of each share of stock of the corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share of stock, irrespective of the series or class then standing in his or her name in the books of the Corporation. On any matter submitted to a vote of shareholders, all shares of the Corporation then issued and outstanding and entitled to vote, irrespective of the series or class, shall be voted in the aggregate and not by series or class except (1) when the MGCL or the Investment Company Act requires that a series or class or series or classes vote separately with respect to a given matter, the separate voting requirements of the applicable law shall govern with respect to the affected series or classes and other series and classes shall vote as a single class; and (2) unless otherwise required by those laws, no series or class shall vote on any matter that does not affect the interests of that series or class. Holders of shares of stock of the corporation shall not be entitled to cumulative voting in the election of directors or on any other matter.

                  (b) Assets Belonging to Series or Class. All consideration received by the Corporation for the issue of sale of stock of each series or class, together with all assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such assets and proceeds in whatever form the same may be, shall irrevocably belong to that series or class for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration assets, income, earnings, profits and proceeds, together with any General Asset Items (defined below) allocated to that series or class as provided in the following sentence, are herein referred to as "assets belonging to" such series or class. In the event that there are any assets, income, earnings, profits or proceeds which are not readily identifiable as belonging to any particular series or class (collectively, "General Asset Items"), such General Asset Items shall be allocated by or under the direction of the Board of Directors to and among any one or more of the series and classes established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable, and any General Asset Items so allocated to a particular series or class shall belong to that series or class. Each such allocation by or under the direction of the Board of Directors shall be conclusive and binding for all purposes.

                  (c) Dividends and Distributions. The Board of Directors may from time to time declare and pay dividends or distributions, in stock or in cash, on any or all series or classes of stock; provided, such dividends or distributions on shares of any series or class of stock shall be paid only out of earnings, surplus, or other lawfully available assets belonging to such series or class.

                  The Board of Directors shall have the power in its discretion to distribute to the shareholders of the Corporation or to the shareholders of any series or class thereof in any fiscal year as dividends, including dividends designated in whole or in part as capital gain distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the corporation or any series or class thereof to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder (collectively, the "IRC"), and to avoid liability of the corporation or any series or class thereof for Federal income tax in respect of that year and to make other appropriate adjustments in connection therewith.

                  (d) Liquidation. In the event of the liquidation or dissolution of the Corporation, or of a series or class thereof, the shareholders of each series and class of the Corporation or the shareholders of the series or class that is being liquidated, shall be entitled to receive, when and as declared by the Board of Directors, the excess of the assets belonging to that series or class over the liabilities belonging to that series or class. The assets so distributable to the shareholders of any particular series or class shall be distributed among such shareholders in proportion to the number of shares of such series or class held by them and recorded on the books of the Corporation.

                  (e) Liabilities Belonging to Series or Class. The assets belonging to any series or class of stock shall be charged with the liabilities of the Corporation in respect to that series or class and with all expenses, costs, charges and reserves attributable to that series or class, and shall be so recorded upon the books of account of the Corporation. Such liabilities, expenses, costs, charges and reserves, together with any General Liability Items (defined below) allocated and charged to a series or class as provided in the following sentence, are herein referred to as "liabilities belonging to" that series or class. In the event that there are any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular series or class (collectively, "General Liability Items"), such General Liability Items shall be allocated by or under the direction of the Board of Directors to and among any one or more of the series and classes established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable, and any General Liability Items so allocated and charged to a particular series or class shall belong to that series or class. Each such allocation by or under the direction of the Board of Directors shall be conclusive and binding for all purposes.

                  (f) Net Asset Value. The net asset value per share of any series or class of common stock shall be the quotient obtained by dividing the value of the net assets of that series or class (being the value of the assets belonging to that series or class less the liabilities belonging to that series or class) by the total number of shares of that series or class outstanding, all as determined by or under the direction of the Board of Directors in accordance with Investment Company Act. Subject to the applicable provisions of the Investment Company Act, the Board of Directors, in its sole discretion, may prescribe and shall set forth in the By-Laws of the Corporation or in a duly adopted resolution of the Board of Directors, such bases and times for determining the value of the assets and/or liabilities belonging to, and the net asset value per share of outstanding shares of, each series and class, as the Board of Directors deems necessary or desirable. Each such determination shall conclusive and binding for all purposes.

                  (g) Conversion or Exchange Rights. Subject to compliance with the requirements of the Investment Company Act, the Board of Directors shall have the authority to provide that holders of shares of any series or class of stock shall have the right to convert or exchange said shares into shares of one or more other series or classes in accordance with such requirements and procedures as may be established by the Board of Directors. In addition, the Class B Shares of each series of the Corporation shall be convertible into Class A Shares of the same series on such terms and subject to such provisions as the Board of Directors may from time to time establish in accordance with the Investment Company Act of 1940.

                  (h) No Preemptive Rights. The holders of the shares of common stock or other securities of the Corporation shall have no preemptive rights to subscribe to new or additional shares of its common stock or other securities.

                  (i) Quorum. The presence in person or by proxy of the holders of one-third of the shares of all series and classes issued and outstanding and entitled to vote shall constitute a quorum for the transaction of any business at all meetings of the shareholders except as otherwise provided by the Investment Company Act or other applicable law, and except that where the holders of shares of any series or class are entitled to a separate vote as a series or class (a "Separate Class"), or where the holders of shares of two or more (but not all) series or classes are required to vote as a single class (a "Combined Class"), the presence in person or by proxy of the holders of one-third of the shares of that Separate Class or Combined Class, as the case may be, issued and outstanding and entitled to vote thereat, shall constitute a quorum for such vote.

                  (j)      Redemption.

                  (1) Each holder of shares of a particular series or class of the Corporation's common stock shall be entitled to require the Corporation to redeem all or any part of the shares of that series or class standing in the name of the holder upon the books of the Corporation, at a redemption price per share determined pursuant to
         (j)(3) below. Notwithstanding the foregoing, the Corporation may postpone the date of payment of the redemption price and may suspend the right of the holders of any series or class to require the Corporation to redeem shares of that series or class during any period or at any time when and to the extent permissible by the Investment Company Act or other applicable law.

                  (2) All shares of all series and classes shall be redeemable at the option of the Corporation. In accordance with the Investment Company Act or other applicable law, the Board of Directors may by resolution from time to time authorize the Corporation to require the redemption of all or any part of the outstanding shares of any series or class upon the sending of written notice thereof to each holder whose shares are to be redeemed, and upon such terms and conditions as the Board of Directors, in its sole discretion, deems advisable.

                  (3) The redemption price per share of a series or class of common stock shall be the net asset value per share of that series or class determined by or under the direction of the Board of Directors from time to time in accordance with the Investment Company Act or other applicable law, less such redemption fee or sales charges, if any, as may be established by the Board of Directors in its sole discretion and in accordance with the Investment Company Act or other applicable law. Payment of the redemption price shall be made in cash at such time and in such manner as may be determined by the Board of Directors from time to time in accordance with the Investment Company Act or other applicable law; provided, however, that if the Board of Directors determines, which determination shall be conclusive and binding for all purposes, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may, to the extent and in the manner permitted by the Investment Company Act or other applicable law, make payment wholly or partly in securities or other assets belonging to the series or class of which the shares being redeemed are a part, at the value of such securities or assets used in such determination of net asset value.

                  (k) Classes. Unless otherwise expressly provided for hereunder or hereafter in any Articles Supplementary creating any additional class of any series of shares, each class of each series shall be identical in all respects, except each class of each series may be issued and sold subject to such different sales loads or charges, whether initial, deferred or contingent, or any combination thereof, and to such different expenses and fees (including, without limitation, distribution expenses under a Rule 12b-1 plan, administrative expenses under an administrative or service agreement, plan or other arrangement, and other administrative, record keeping, redemption, service or other fees, however designated), and to such different account size requirements, as the Board of Directors may from time to time establish in accordance with the Investment Company Act and other applicable law.

         "FIFTH: The number of directors of the Corporation shall be such number as may from time to time be fixed by the By-Laws of the Corporation or pursuant to authorization contained in such By-Laws; provided, notwithstanding anything herein to the contrary, the board of directors shall initially consist of three
(3) directors until such time as the number of directors is fixed as stated above. The names of the directors who are currently in office and who shall act as such until their successors are duly elected and qualified are as follows:
[NAMES OF CURRENT DIRECTORS TO BE ADDED]

         "SIXTH: Subject to the Investment Company Act, and notwithstanding any provision of Maryland law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of all series and classes of common stock, or of the total number of shares of any particular series or class or series or classes of common stock entitled to vote separately, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all series and classes outstanding and entitled to vote thereon, or of the series or class or series or classes entitled to vote separately thereon, as the case may be.

         "SEVENTH:         The duration of the Corporation shall be perpetual.

         "EIGHTH: The Corporation expressly reserves the right to amend, alter, change or repeal any provision contained in these Articles of Amendment and Restatement, and all rights, contract and otherwise, conferred herein upon the stockholders are granted subject to such reservation.

         "NINTH: To the fullest extent permitted by the Investment Company Act and the MGCL, no director or former director and no officer or former officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages. No amendment to the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the benefits provided by this Article NINTH to directors or former directors or officers or former officers with respect to any act or omission that occurred prior to such amendment or repeal.

         "TENTH: The Corporation shall be empowered to transfer some or all of its assets to any entity or entities of which all of the equity interests are owned by the Corporation at the time of transfer for the purpose of creating a master-feeder or similar structure in accordance with the Investment Company Act of 1940, as amended, the precise structure of such transfer of assets to be determined by action of the Corporation's Board of Directors as constituted at the time such Board of Directors deems any such transfer to be advisable."

                                      THIRD

         The Board of Directors of the Corporation, pursuant to and in accordance with the Charter and Bylaws of the Corporation and the MGCL, duly advised the foregoing amendment and restatement of the Charter of the Corporation and the stockholders of the Corporation, pursuant to and in accordance with the Charter and Bylaws of the Corporation and the MGCL, duly approved the foregoing amendment and restatement of the Charter of the Corporation.

         IN WITNESS WHEREOF, KEMPER VALUE SERIES, INC. has caused these Articles of Amendment and Restatement to be signed and acknowledged in its name and on its behalf by its President and attested to by its Secretary on this ___ day of __________, 2001, and its President acknowledges that these Articles of Amendment and Restatement are the act of Kemper Value Series, Inc. and he/she further acknowledges that, as to all matters or facts set forth herein which are required to be verified under oath, such matters and facts are true in all material respects to the best of his/her knowledge, information and belief, and that this statement is made under the penalties for perjury.

ATTEST:                                     KEMPER VALUE SERIES, INC.


______________________________      By:___________________________

                                    EXHIBIT D

                            KEMPER VALUE SERIES, INC.

                            ARTICLES OF INCORPORATION

         FIRST: The undersigned, Bruce G. Leto, whose post office address is 1100 One Franklin Plaza, Philadelphia, Pennsylvania 19102, and being at least eighteen years of age, does hereby cause to be filed these Articles of Incorporation for the purpose of forming a corporation under the General Corporation Law of the State of Maryland.

         SECOND:  The name of the Corporation is

                            KEMPER VALUE SERIES, INC.

         THIRD: The purpose for which the Corporation is formed is to operate as an investment company and to exercise all of the powers and to do any and all of the things as fully and to the same extent as any other corporation incorporated under the laws of the State of Maryland, now or hereinafter in force, including, without limitation, the following:

                  1. To purchase, hold, invest and reinvest in, sell, exchange, transfer, mortgage, and otherwise acquire and dispose of securities of every kind, character and description.

                  2. To exercise all rights, powers and privileges with reference to or incident to ownership, use and enjoyment of any of such securities, including, but without limitation, the right, power and privilege to own, vote, hold, purchase, sell, negotiate, assign, exchange, transfer, mortgage, pledge or otherwise deal with, dispose of, use, exercise or enjoy any rights, title, interest, powers or privileges under or with reference to any, of such securities; and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any of such securities.

                  3.  To  purchase  or  otherwise  acquire,   own,  hold,  sell,
exchange, assign, transfer, mortgage, pledge or otherwise dispose of, property of all kinds.

                  4. To buy, sell, mortgage, encumber, hold, own, exchange, rent or otherwise acquire and dispose of, and to develop, improve, manage, subdivide, and generally to deal and trade in real property, improved and unimproved, and wheresoever situate; and to build, erect, construct, alter and maintain buildings, structures, and other improvements on real property.

                  5. To borrow or raise moneys for any of the purposes of the Corporation, and to mortgage or pledge the whole or any part of the property and franchises of the Corporation, real, personal, and mixed, tangible or intangible, and wheresoever situate.

                  6. To enter into, make and perform contracts and undertakings of every kind for any lawful purpose, without limit as to amount.

                  7. To issue, purchase, sell and transfer, reacquire, hold, trade and deal in, to the extent permitted under the General Corporation Law of the State of Maryland, capital stock, bonds, debentures and other securities of the Corporation, from time to time, to such extent as the Board of Directors shall, consistent with the provisions of these Articles of Incorporation, determine; and to repurchase, re-acquire and redeem, to the extent permitted under the General Corporation Law of the State of Maryland, from time to time, the shares of its own capital stock, bonds, debentures and other securities.

         The foregoing clauses shall each be construed as purposes, objects and powers, and it is hereby expressly provided that the foregoing enumeration of specific purposes, objects and power shall not be held to limit or restrict in any manner the powers of the Corporation, and that they are in furtherance of, and in addition to, and not in limitation of, the general powers conferred upon the Corporation by the laws of the State of Maryland or otherwise; nor shall the enumeration of one thing be deemed to exclude another, although it be of like nature, not expressed.

         FOURTH: The post office address of the principal office of the Corporation in the State of Maryland is:

                                  c/o The Corporation Trust, Incorporated
                                  300 East Lombard Street
                                  Baltimore, Maryland  21202

         The name and post office address of the initial resident agent of the Corporation in the State of Maryland is:

                                  The Corporation Trust, Incorporated
                                  300 East Lombard Street
                                  Baltimore, Maryland  21202

         FIFTH: The total number of shares of stock which the Corporation shall have authority to issue is Three Billion, Forty Million (3,040,000,000) shares of common stock, with a par value of one cent ($0.01) per share, to be known and designated as common stock. The aggregate value of such common stock is Thirty Million, Four Hundred Thousand Dollars ($30,400,000).

         Subject to the provisions of these Articles of Incorporation, the Board of Directors shall have the power to issue shares of common stock of the Corporation from time to time, at a price not less than the par value thereof, or for such consideration as may be fixed from time to time pursuant to the direction of the Board of Directors.

         Pursuant to Section 2-105 of the Maryland General Corporation Law, the Board of Directors of the Corporation shall have the power to designate one or more series of shares of Common Stock and to classify or reclassify any unissued shares with respect to such series and such series (subject to any applicable rule, regulation or order of the Securities and Exchange Commission or other applicable law or regulation) shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine in the absence of contrary determination set forth herein. Subject to the aforesaid power of the Board of Directors, the Corporation's three billion, forty million (3,040,000,000) shares of common stock are designated and classified as follows:

                  Kemper   Contrarian   Fund.   Three  hundred   twenty  million
(320,000,000)  shares are classified as Kemper  Contrarian  Fund Class A Shares;
three hundred twenty million (320,000,000) shares are classified as Kemper Contrarian Fund Class B Shares; eighty million (80,000,000) shares are classified as Kemper Contrarian Fund Class C Shares; and eighty million (80,000,000) shares are classified as Kemper Contrarian Fund Class I Shares;

                  Kemper-Dreman High Return Equity Fund. Five hundred sixty million (560,000,000) shares are classified as Kemper-Dreman High Return Equity Fund Class A Shares; five hundred sixty million (560,000,000) shares are classified as Kemper-Dreman High Return Equity Fund Class B Shares; one hundred forty million (140,000,000) shares are classified as Kemper-Dreman High Return Equity Fund Class C Shares; and one hundred forty million (140,000,000) shares are classified as Kemper-Dreman High Return Equity Fund Class I Shares; and

                  Kemper Small Cap Value Fund. Three hundred twenty million (320,000,000) shares are classified as Kemper Small Cap Value Fund Class A Shares; three hundred twenty million (320,000,000) shares are classified as Kemper Small Cap Value Fund Class B Shares; eighty million (80,000,000) shares are classified as Kemper Small Cap Value Fund Class C Shares; eighty million (80,000,000) shares are classified as Kemper Small Cap Value Fund Class I Shares; and forty million (40,000,000) are classified as Kemper Small Cap Value Class S shares.

         At any time when there are no shares outstanding or subscribed for a particular series previously established and designated herein or by the Board of Directors, the series may be liquidated by similar means. Each share of a series shall have equal rights with each other share of that series with respect to the assets of the Corporation pertaining to that series. The dividends payable to the holders of any series (subject to any applicable rule, regulation or order of the Securities and Exchange Commission or any other applicable law or regulation) shall be determined by the Board and need not be individually declared, but may be declared and paid in accordance with a formula adopted by the Board. Except as otherwise provided herein, all references in these Articles of Incorporation to common stock or series of stock shall apply without discrimination to the shares of each series of stock.

         The holder of each share of stock of the corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share of stock, irrespective of the series then standing in his or her name in the books of the corporation. On any matter submitted to a vote of shareholders, all shares of the corporation then issued and outstanding and entitled to vote, irrespective of the series, shall be voted in the aggregate and not by series except (1) when otherwise expressly provided by the Maryland General Corporation Law, or (2) when required by the Investment Company Act of 1940, as amended, shares shall be voted by individual series; and (3) when the matter does not affect any interest of a particular series, then only shareholders of affected series shall be entitled to vote thereon. Holders of shares of stock of the corporation shall not be entitled to cumulative voting in the election of directors or on any other matter. In addition, any voting rights with respect to a Rule 12b-l Plan of the Class B or Class C shares of any series shall be exercisable by such class only.

         Each series of stock of the corporation shall have the following powers, preferences and participating, voting, or other special rights and the qualifications, restrictions, and limitations thereof shall be as follows:

                  1. All consideration received by the Corporation for the issue of sale of stock of each series, together with all assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such assets and proceeds in whatever form the same may be, shall irrevocably belong to the series of shares of stock with respect to which such consideration, assets, payments or funds were received by the Corporation for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof and any assets derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets belonging to" such series.

                  2. The Board of Directors may from time to time declare and pay dividends or distributions, in stock or in cash, on any or all series of stock; provided, such dividends or distributions on shares of any series of stock shall be paid only out of earnings, surplus, or other lawfully available assets belonging to such series.

                  3. The Board of Directors shall have the power in its discretion to distribute to the shareholders of the Corporation or to the shareholders of any series thereof in any fiscal year as dividends, including dividends designated in whole or in part as capital gain distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the corporation or any series thereof to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder (collectively, the "IRC"), and to avoid liability of the corporation or any series thereof for Federal income tax in respect of that year and to make other appropriate adjustments in connection therewith.

                  4. In the event of the liquidation or dissolution of the Corporation, shareholders of each series shall be entitled to receive, as a series, out of the assets of the Corporation available for distribution to shareholders, but other than general assets not belonging to any particular series of stock, the assets belonging to such series, and the assets so distributable to the shareholders of any series shall be distributed among such shareholders in proportion to the number of shares of such series held by them and recorded on the books of the Corporation. In the event that there are any general assets not belonging to any particular series of stock and available for distribution, such distribution shall be made to the holders of stock of all series in proportion to the net asset value of the respective series determined as hereinafter provided.

                  5. The assets belonging to any series of stock shall be charged with the liabilities in respect to such series, and each series shall also be charged with its share of the general liabilities of the Corporation, as determined by the Board of Directors, which shall be conclusive as to the amount of liabilities, including accrued expenses and reserves, as to the allocation of the same as to a given series, and as to whether the same or general assets of the corporation are allocable to one or more series.

                 6. The net asset value per share of each series of the Corporation's common stock shall be determined in accordance the By-Laws of the Corporation.

                  7. The Board of Directors may provide for a holder of any series of stock of the Corporation, who surrenders his certificate in good form for transfer to the Corporation or, if the shares in question are not represented by certificates, who delivers to the Corporation a written request in good order signed by the shareholder, to convert the shares in question on such basis as the Board may provide, into shares of stock of any other series of the Corporation. In addition, the Class B Shares of each series shall convert into Class A Shares of the same series within a period of six years.

                  8. The holders of the shares of Common Stock or other securities of the Corporation shall have no preemptive rights to subscribe to new or additional shares of its Common Stock or other securities.

                  9. Except as set forth herein, each class of each series shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set forth in Article Fifth of the Articles of Incorporation and shall be subject to all provisions of the Articles of Incorporation relating to the stock of the Corporation generally.

         SIXTH: The number of directors of the Corporation shall be such number as may from time to time be fixed by the By-Laws of the Corporation or pursuant to authorization contained in such By-Laws; provided, notwithstanding anything herein to the contrary, the board of directors shall initially consist of 3 directors until such time as the number of directors is fixed as stated above.

         SEVENTH: The Corporation shall, as provided in its By-Laws, redeem the shares of any series from its stockholders at the request of the holder thereof.

         The Board of Directors may, from time to time, without the vote or consent of stockholders, establish uniform standards with respect to the minimum net asset value of a stockholder account or a minimum investment which may be made by a stockholder. The Board of Directors may authorize the redemption of all shares in those stockholder accounts when the value of the accounts does not meet the specified minimum standards of net asset value, provided there is mailed to each affected stockholder, at least thirty (30) days prior to the planned redemption date, a notice setting forth the minimum account size requirement and the date on which the account will be closed if the minimum size requirement is not met prior to said closing date.

         The Corporation shall, to the extent permitted by applicable law, have the right at any time to redeem all or any part of any series or class, or of all series or classes, of the shares of the Corporation, subject to such terms and conditions as the Board of Directors may from time to time approve.

         EIGHTH: Subject to the Investment Company Act of 1940, as amended, and notwithstanding any provision of Maryland law requiring more than a majority vote of the Common Stock, or any class thereof, in connection with any corporate action (including, but not limited to each of the following actions: (i) Amendment or amendment and restatement of the Articles; (ii) Reduction of stated capital; (iii) Consolidation, merger, share exchange or transfer of assets; (iv) Distribution in partial liquidation; or (v) Voluntary dissolution), unless otherwise provided in these Articles of Incorporation, the Corporation may take or authorize such action upon the favorable vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon.

         NINTH:   The duration of the Corporation shall be perpetual.

         TENTH: The Corporation expressly reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, and all rights, contract and otherwise, conferred herein upon the stockholders are granted subject to such reservation.

                                   APPENDIX 1

                         TRUSTS/CORPORATIONS and Series

                          KEMPER AGGRESSIVE GROWTH FUND

                              KEMPER BLUE CHIP FUND

                               KEMPER EQUITY TRUST
                      Kemper-Dreman Financial Services Fund

                            KEMPER FLOATING RATE FUND

                    KEMPER GLOBAL/INTERNATIONAL SERIES, INC.
                       Kemper International Research Fund

                               KEMPER GROWTH FUND

                            KEMPER HIGH YIELD SERIES
                             Kemper High Yield Fund

                     KEMPER SMALL CAPITALIZATION EQUITY FUND

                       KEMPER STATE TAX-FREE INCOME SERIES
                     Kemper California Tax-Free Income Fund
                       Kemper Florida Tax-Free Income Fund
                      Kemper New York Tax-Free Income Fund

                          KEMPER STRATEGIC INCOME FUND

                            KEMPER TARGET EQUITY FUND
                             Kemper Target 2010 Fund
                             Kemper Target 2011 Fund
                       Kemper Retirement Fund - Series III
                       Kemper Retirement Fund - Series IV
                        Kemper Retirement Fund - Series V
                       Kemper Retirement Fund - Series VI
                       Kemper Retirement Fund - Series VII
                           Kemper Worldwide 2004 Fund

                             KEMPER TECHNOLOGY FUND

                            KEMPER TOTAL RETURN FUND

                     KEMPER U.S. GOVERNMENT SECURITIES FUND

                            KEMPER VALUE SERIES, INC.
                             Kemper Contrarian Fund
                      Kemper-Dreman High Return Equity Fund
                           Kemper Small Cap Value Fund

                             SCUDDER INVESTORS TRUST
                            Scudder Focus Growth Fund
                              Scudder Research Fund
                           Scudder S&P 500 Stock Fund

                                   APPENDIX 2

                                    Officers

         The following persons are officers of each Trust/Corporation noted in the table below:

                                             Present Office with the
                                           Trust/Corporation; Principal         Trust/Corporation (Year First Became
Name (Date of Birth)                        Occupation or Employment(1)                    an Officer)(2)

Mark S. Casady (9/21/60)               President;  Managing  Director,  ZSI;    Kemper Aggressive Growth Fund (    )
                                       formerly,     Institutional     Sales    Kemper Blue Chip Fund (    )
                                       Manager  of  an  unaffiliated  mutual    Kemper Equity Trust (    )
                                       fund distributor.                        Kemper Floating Rate Fund (    )
                                                                                Kemper Global/International Series,
                                                                                Inc. (    )
                                                                                Kemper Growth Fund (    )
                                                                                Kemper High Yield Series (    )
                                                                                Kemper Small Capitalization Equity
                                                                                Fund (    )
                                                                                Kemper State Tax-Free Income Series
                                                                                (    )
                                                                                Kemper Strategic Income Fund (    )
                                                                                Kemper Target Equity Fund (    )
                                                                                Kemper Technology Fund (    )
                                                                                Kemper Total Return Fund (    )
                                                                                Kemper U.S. Government Securities
                                                                                Fund (    )
                                                                                Kemper Value Series, Inc. (    )
                                                                                Scudder Investors Trust (    )

Linda C. Coughlin (1/1/52)             Director,    Vice    President    and    Kemper Value Series, Inc. (    )
                                       Chairman; [ ], ZSI.

                                       Trustee,     Vice    President    and    Kemper Aggressive Growth Fund (    )
                                       Chairman; [ ], ZSI.                      Kemper Blue Chip Fund (    )
                                                                                Kemper Floating Rate Fund (    )
                                                                                Kemper Growth Fund (    )
                                                                                Kemper High Yield Series (    )
                                                                                Kemper Small Capitalization Equity
                                                                                Fund (    )
                                                                                Kemper State Tax-Free Income Series
                                                                                (    )
                                                                                Kemper Strategic Income Fund (    )
                                                                                Kemper Target Equity Fund (    )
                                                                                Kemper Technology Fund (    )
                                                                                Kemper Total Return Fund (    )
                                                                                Kemper U.S. Government Securities
                                                                                Fund (    )
                                                                                Scudder Investors Trust (    )


                                                                                Kemper Global/International Series,
                                                                                Inc. (  )
                                                                                Kemper Equity Trust (    )
                                       Vice President and Chairman; [ ],
                                       ZSI.

Philip J. Collora (11/15/45)           Vice    President    and    Assistant    Kemper Aggressive Growth Fund (    )
                                       Secretary;   Attorney,   Senior  Vice    Kemper Blue Chip Fund (    )
                                       President, ZSI.                          Kemper Equity Trust (    )
                                                                                Kemper Floating Rate Fund (    )
                                                                                Kemper Global/International Series,
                                                                                Inc. (    )
                                                                                Kemper Growth Fund (    )
                                                                                Kemper High Yield Series (    )
                                                                                Kemper Small Capitalization Equity
                                                                                Fund (    )
                                                                                Kemper State Tax-Free Income Series
                                                                                (    )
                                                                                Kemper Strategic Income Fund (    )
                                                                                Kemper Target Equity Fund (    )
                                                                                Kemper Technology Fund (    )
                                                                                Kemper Total Return Fund (    )
                                                                                Kemper U.S. Government Securities
                                                                                Fund (    )
                                                                                Kemper Value Series, Inc. (    )
                                                                                Scudder Investors Trust (    )


Kathryn L. Quirk (12/3/52)             Director    and    Vice    President;    Kemper Global/International Series,
                                       Managing Director, ZSI.                  Inc. (    )

                                       Trustee and Vice President;  Managing    Kemper Equity Trust (    )
                                       Director, ZSI.                           Kemper Floating Rate Fund (    )
                                                                                Scudder Investors Trust (    )

                                       Vice  President;  Managing  Director,    Kemper Aggressive Growth Fund (    )
                                       ZSI.                                     Kemper Blue Chip Fund (    )
                                                                                Kemper  Growth  Fund ( )  Kemper
                                                                                High  Yield  Series  ( )  Kemper
                                                                                Small Capitalization Equity Fund
                                                                                ( ) Kemper State Tax-Free Income
                                                                                Series  (  )  Kemper   Strategic
                                                                                Income  Fund ( )  Kemper  Target
                                                                                Equity    Fund   (   )    Kemper
                                                                                Technology Fund ( ) Kemper Total
                                                                                Return  Fund  (  )  Kemper  U.S.
                                                                                Government  Securities  Fund ( )
                                                                                Kemper Value Series, Inc. ( )


William F. Truscott (9/14/60)          Vice President; [  ], ZSI.               Kemper Aggressive Growth Fund (    )
                                                                                Kemper Blue Chip Fund (    )
                                                                                Kemper Equity Trust
                                                                                Kemper Global/International Series,
                                                                                Inc. (    )
                                                                                Kemper Growth Fund (    )
                                                                                Kemper Small Capitalization Equity
                                                                                Fund (    )
                                                                                Kemper Target Equity Fund (    )
                                                                                Kemper Technology Fund (    )
                                                                                Kemper Total Return Fund (    )
                                                                                Kemper Value Series, Inc. (    )
                                                                                Scudder Investors Trust (    )

Sewall Hodges (1/9/55)                 Vice President; [  ], ZSI.               Kemper Aggressive Growth Fund (    )

Tracy McCormick (9/27/54)              Vice President; [  ], ZSI.               Kemper Blue Chip Fund (    ) Kemper
                                                                                Target Equity Fund (    )

Valerie F. Malter (7/25/58)            Vice President; [  ], ZSI.               Kemper Growth Fund (    ) Scudder
                                                                                Investors Trust (    )

Harry E. Resis, Jr. (11/24/45)         Vice President; [  ], ZSI.               Kemper High Yield Series (    )

Jesus A. Cabrera (12/25/61)            Vice President; [  ], ZSI.               Kemper  Small  Capitalization  Equity
                                                                                Fund (    )

Eleanor R. Brennan (3/3/64)            Vice President; [  ], ZSI.               Kemper State  Tax-Free  Income Series
                                                                                (    )

Ashton P. Goodfield (10/3/63)          Vice President; [  ], ZSI.               Kemper State  Tax-Free  Income Series
                                                                                (    )

J. Patrick Beimford, Jr. (5/25/50)     Vice President; [  ], ZSI.               Kemper Strategic Income Fund (    )

Gary Langbaum (12/16/48)               Vice President; [  ], ZSI.               Kemper Total Return Fund (    )

Richard L. Vandenberg (11/16/49)       Vice President; [  ], ZSI.               Kemper High Yield Series (    )
                                                                                Kemper State Tax-Free Income Series
                                                                                (    )
                                                                                Kemper Strategic Income Fund (    )
                                                                                Kemper  U.S.  Government   Securities
                                                                                Fund (    )


Tara Kenney (10/7/60)                  Vice President; [  ], ZSI.               Kemper Global/International   Series,
                                                                                Inc. (    )

Kelly D. Babson (12/11/58)             Vice President; [  ], ZSI.               Kemper Floating Rate Fund (    )

James M. Eysenbach (4/11/62)           Vice President; [  ], ZSI.               Kemper Value Series, Inc. (    )

Irene T. Cheng (6/6/54)                Vice President; [  ], ZSI.               Kemper Target Equity Fund (    )

Thomas F. Sassi (11/7/42)              Vice President; [  ], ZSI.               Kemper Value Series, Inc. (    )

Kenneth Weber (  )                     Vice President; [  ], ZSI                Kemper Floating Rate Fund (  )

Joanne M. Barry (  )                   Vice President; [  ], ZSI                Scudder Investors Trust (  )

William E. Holzer (  )                 Vice President; [  ], ZSI                Kemper Global/International Series,
                                                                                Inc. (  )

Philip G. Condon (  )                  Vice President; [  ], ZSI                Kemper State Tax-Free Income Series
                                                                                (    )

Jan C. Faller (  )                     Vice President; [  ], ZSI                Kemper Strategic Income Fund (    )

Robert L. Horton (  )                  Vice President; [  ], ZSI                Kemper Technology Fund (    )

Linda J. Wondrack (9/12/64)            Vice    President;     Senior    Vice    Kemper Aggressive Growth Fund (    )
                                       President, ZSI.                          Kemper Blue Chip Fund (    )
                                                                                Kemper Equity Trust (    )
                                                                                Kemper Floating Rate Fund (    )
                                                                                Kemper Global/International Series,
                                                                                Inc. (    )
                                                                                Kemper Growth Fund (    )
                                                                                Kemper High Yield Series (    )
                                                                                Kemper Small Capitalization Equity
                                                                                Fund (    )
                                                                                Kemper State Tax-Free Income Series
                                                                                (    )
                                                                                Kemper Strategic Income Fund (    )
                                                                                Kemper Target Equity Fund (    )
                                                                                Kemper Technology Fund (    )
                                                                                Kemper Total Return Fund (    )
                                                                                Kemper U.S. Government Securities
                                                                                Fund (    )
                                                                                Kemper Value Series, Inc. (    )
                                                                                Scudder Investors Trust (    )

John R. Hebble (6/27/58)               Treasurer;   Senior  Vice  President,    Kemper Aggressive Growth Fund (    )
                                       ZSI.                                     Kemper Blue Chip Fund (    )
                                                                                Kemper Equity Trust (    )
                                                                                Kemper Floating Rate Fund (    )
                                                                                Kemper Global/International Series,
                                                                                Inc. (    )
                                                                                Kemper Growth Fund (    )
                                                                                Kemper High Yield Series (    )
                                                                                Kemper Small Capitalization Equity
                                                                                Fund (    )
                                                                                Kemper State Tax-Free Income Series
                                                                                (    )
                                                                                Kemper Strategic Income Fund (    )
                                                                                Kemper Target Equity Fund (    )
                                                                                Kemper Technology Fund (    )
                                                                                Kemper Total Return Fund (    )
                                                                                Kemper U.S. Government Securities
                                                                                Fund (    )
                                                                                Kemper Value Series, Inc. (    )
                                                                                Scudder Investors Trust (    )

Brenda Lyons (2/21/63)                 Assistant   Treasurer;   Senior  Vice    Kemper Aggressive Growth Fund (    )
                                       President, ZSI.                          Kemper Blue Chip Fund (    )
                                                                                Kemper Equity Trust (    )
                                                                                Kemper Floating Rate Fund (    )
                                                                                Kemper Global/International Series,
                                                                                Inc. (    )
                                                                                Kemper Growth Fund (    )
                                                                                Kemper High Yield Series (    )
                                                                                Kemper Small Capitalization Equity
                                                                                Fund (    )
                                                                                Kemper State Tax-Free Income Series
                                                                                (    )
                                                                                Kemper Strategic Income Fund (    )
                                                                                Kemper Target Equity Fund (    )
                                                                                Kemper Technology Fund (    )
                                                                                Kemper Total Return Fund (    )
                                                                                Kemper U.S. Government Securities
                                                                                Fund (    )
                                                                                Kemper Value Series, Inc. (    )
                                                                                Scudder Investors Trust (    )

Maureen E. Kane (2/14/62)              Secretary;   Vice   President,   ZSI;    Kemper Aggressive Growth Fund (    )
                                       formerly,  Assistant  Vice  President    Kemper Blue Chip Fund (    )
                                       of   an    unaffiliated    investment    Kemper Equity Trust (    )
                                       management   firm;   prior   thereto,    Kemper Floating Rate Fund (    )
                                       Associate   Staff   Attorney   of  an    Kemper Global/International Series,
                                       unaffiliated   investment  management    Inc. (    )
                                       firm,   and   Associate,   Peabody  &    Kemper Growth Fund (    )
                                       Arnold (law firm).                       Kemper High Yield Series (    )
                                                                                Kemper Small Capitalization Equity
                                                                                Fund (    )
                                                                                Kemper State Tax-Free Income Series
                                                                                (    )
                                                                                Kemper Strategic Income Fund (    )
                                                                                Kemper Target Equity Fund (    )
                                                                                Kemper Technology Fund (    )
                                                                                Kemper Total Return Fund (    )
                                                                                Kemper U.S. Government Securities
                                                                                Fund (    )
                                                                                Kemper Value Series, Inc. (    )
                                                                                Scudder Investors Trust (    )

Caroline Pearson (4/1/62)              Assistant   Secretary;   Senior  Vice    Kemper Aggressive Growth Fund (    )
                                       President, ZSI; formerly,  Associate,    Kemper Blue Chip Fund (    )
                                       Dechert  Price &  Rhoads  (law  firm)    Kemper Equity Trust (    )
                                       1989 to 1997.                            Kemper Floating Rate Fund (    )
                                                                                Kemper Global/International Series,
                                                                                Inc. (    )
                                                                                Kemper Growth Fund (    )
                                                                                Kemper High Yield Series (    )
                                                                                Kemper Small Capitalization Equity
                                                                                Fund (    )
                                                                                Kemper State Tax-Free Income Series
                                                                                (    )
                                                                                Kemper Strategic Income Fund (    )
                                                                                Kemper Target Equity Fund (    )
                                                                                Kemper Technology Fund (    )
                                                                                Kemper Total Return Fund (    )
                                                                                Kemper U.S. Government Securities
                                                                                Fund (    )
                                                                                Kemper Value Series, Inc. (    )
                                                                                Scudder Investors Trust (    )


(1) Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each holds office until the first meeting of Trustees/Directors in each calendar year and until his or her successor has been duly elected and qualified, and all other officers hold offices as the Trustees/Directors permit in accordance with the By-laws of the applicable Trust/Corporation.

                                   APPENDIX 3

                               Allocation of Costs

         Each Fund will pay its own allocable share of the cost of preparing, printing and mailing the enclosed proxy card(s) and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph (all such costs are referred to as the "Proxy Costs"), except that, for each Fund, ZSI will bear any such expenses in excess of the amount set forth in column 1 for that Fund (unless otherwise noted). The amount borne by each Fund amounts to approximately the per share amount set forth in column 2 for that Fund, based on [ ], 2001 net assets for the Fund.

                                                 Column 1           Column 2
                                                 (Maximum          (Maximum
                                                 Allocated        Allocated
Fund                                             Expense)        Per Share)

Kemper Aggressive Growth Fund                    $[ ]                  $[ ]
Kemper Blue Chip Fund                            $[ ]                  $[ ]
Kemper California Tax-Free Income Fund           $[ ]                  $[ ]
Kemper Contrarian Fund                           $[ ]                  $[ ]
Kemper Floating Rate Fund                        $[ ]                  $[ ]
Kemper Florida Tax-Free Income Fund              $[ ]                  $[ ]
Kemper Growth Fund                               $[ ]                  $[ ]
Kemper High Yield Fund                           $[ ]                  $[ ]
Kemper International Research Fund               $[ ]                  $[ ]
Kemper New York Tax-Free Income Fund             $[ ]                  $[ ]
Kemper Retirement Fund - Series III              $[ ]                  $[ ]
Kemper Retirement Fund - Series IV               $[ ]                  $[ ]
Kemper Retirement Fund - Series V                $[ ]                  $[ ]
Kemper Retirement Fund - Series VI               $[ ]                  $[ ]
Kemper Retirement Fund - Series VII              $[ ]                  $[ ]
Kemper Small Cap Value Fund                      $[ ]                  $[ ]
Kemper Small Capitalization Equity Fund          $[ ]                  $[ ]
Kemper Strategic Income Fund                     $[ ]                  $[ ]
Kemper Target 2010 Fund                          $[ ]                  $[ ]
Kemper Target 2011 Fund                          $[ ]                  $[ ]
Kemper Technology Fund                           $[ ]                  $[ ]
Kemper Total Return Fund                         $[ ]                  $[ ]
Kemper U.S. Government Securities Fund           $[ ]                  $[ ]
Kemper Worldwide 2004 Fund                       $[ ]                  $[ ]
Kemper-Dreman Financial Services Fund            $[ ]                  $[ ]
Kemper-Dreman High Return Equity Fund            $[ ]                  $[ ]
Scudder Focus Growth Fund                        $[ ]                  $[ ]
Scudder Research Fund                            $[ ]                  $[ ]
Scudder S&P 500 Stock Fund                       $[ ]                  $[ ]

                                   APPENDIX 4

                             Fund Shares Outstanding

 The table below sets forth the number of shares outstanding for each Fund as of [ ], 2001.

                                                      Number of Shares
Fund                                                  Outstanding

Kemper Aggressive Growth Fund                         [     ]
Kemper Blue Chip Fund                                 [     ]
Kemper-Dreman Financial Services Fund                 [     ]
Kemper Floating Rate Fund                             [     ]
Kemper Global/International Series, Inc.
Kemper Global Blue Chip Fund                          [     ]
Kemper International Research Fund                    [     ]
Kemper Growth Fund                                    [     ]
Kemper High Yield Series
Kemper High Yield Fund                                [     ]
Kemper High Yield Opportunity Fund                    [     ]
Kemper Small Capitalization Equity Fund               [     ]
Kemper State Tax-Free Income Series
Kemper California Tax-Free Income Fund                [     ]
Kemper Florida Tax-Free Income Fund                   [     ]
Kemper New York Tax-Free Income Fund                  [     ]
Kemper Ohio Tax-Free Income Fund                      [     ]
Kemper Strategic Income Fund                          [     ]
Kemper Target Equity Fund
Kemper Target 2010 Fund                               [     ]
Kemper Target 2011 Fund                               [     ]
Kemper Retirement Fund - Series III                   [     ]
Kemper Retirement Fund - Series IV                    [     ]
Kemper Retirement Fund - Series V                     [     ]
Kemper Retirement Fund - Series VI                    [     ]
Kemper Retirement Fund - Series VII                   [     ]
Kemper Worldwide 2004 Fund                            [     ]
Kemper Technology Fund                                [     ]
Kemper Total Return Fund                              [     ]
Kemper U.S. Government Securities Fund                [     ]
Kemper Value Series, Inc.
Kemper Contrarian Fund                                [     ]
Kemper-Dreman High Return Equity Fund                 [     ]
Kemper Small Cap Value Fund                           [     ]
Scudder Investors Trust
Scudder Focus Growth Fund                             [     ]
Scudder Research Fund                                 [     ]
Scudder S&P 500 Stock Fund                            [     ]

                                   APPENDIX 5

                        Beneficial Owners of Fund Shares

                                   APPENDIX 6

              Fund Shares Owned by Nominees and Trustees/Directors

                          [insert shareholdings chart]

                                   APPENDIX 7

                                Distribution Fees

The following table discloses fees paid by each Fund, on behalf of Classes B and C, during the Fund's most recent fiscal year, pursuant to the distribution plans applicable to Class B and Class C.

                                                       Fees Paid
                                                       Pursuant to
                                                       Distribution Plan
                                Aggregate Fees         as a Percentage of
                                Paid Pursuant to       Fund's Average           Amounts Paid
                                Distribution Plan      Net Assets During        to Affiliates(1)
 Fund/Class                     During Period          Period



1 This column sets forth amounts paid to any person who is an affiliated person of the Fund, ZSI or KDI, an affiliated person of such person, or a person that during the fiscal year ended December 31, 2000 received 10% or more of the aggregate amount paid by the Fund, on behalf of the applicable Class, under the applicable distribution plan.

                                  FORM OF PROXY

                             YOUR VOTE IS IMPORTANT!

           Please fold and detach card at perforation before mailing.

[NAME OF FUND]                    Special Meeting of Shareholders - May 24, 2001

     I hereby appoint Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on May 24, 2001 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof.

     I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

     This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                                        PLEASE SIGN, DATE AND RETURN PROMPTLY
                                               IN THE ENCLOSED ENVELOPE.
                                                NO POSTAGE IS REQUIRED.

                                        Dated ___________________, 2001

                                        Please  sign  exactly  as  your  name or
                                        names   appear.   When   signing  as  an
                                        attorney,    executor,    administrator,
                                        trustee or guardian, please give your full title as such.





                                                  Signature(s) of Shareholder(s)

                             YOUR VOTE IS IMPORTANT!

           Please fold and detach card at perforation before mailing.

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

This proxy is solicited on behalf of the Board of Trustees/Directors of the Fund. The Board of Trustees/Directors unanimously recommends a vote FOR the proposals.

PROPOSAL 1                                                                      Please vote by filling in the boxes below.

To elect Trustees/Directors to hold office until their respective               FOR all            WITHHOLD
successors have been duly elected and qualified or until their earlier         nominees           authority to
resignation or removal.                                                     listed (except        vote for all
                                                                              as noted in        nominees listed
NOMINEES:  (01) John W. Ballantine, (02) Lewis A. Burnham,                  space provided)
               (03) Mark S. Casady,  (04) Linda C.  Coughlin,  (05) Donald
               L. Dunaway,  (06) James R. Edgar,  (07) William  F. Glavin,
               (08) Robert B.  Hoffman,  (09) Shirley  D.  Peterson,  (10)
               Fred B.  Renwick,  (11)  William P.  Sommers,  (12) John G.      _____                 ______
               Weithers.

INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) on the line immediately below.




                                                       FOR    AGAINST   ABSTAIN


PROPOSAL 2

To  approve a Rule 12b-1 Plan (for Class A) and an
Amended and Restated  Rule 12b-1 Plan (for each of
Class  B  and  Class  C).  As   described  in  the     ____     ____      ____
accompanying Proxy Statement, shareholder approval of Proposal 2 by a Class will not result in any increase in fees or expenses for that Class.

PROPOSAL 3

To ratify  the  selection  of Ernst & Young LLP as
the  independent  auditors  for each  Fund for the     ____     ____      ____
Fund's current fiscal year.

PROPOSAL 4 (Kemper Value Series, Inc. ONLY)

To approve  Articles of Amendment and  Restatement     ____     ____      ____
of the Corporation's Articles of Incorporation.

The proxies are authorized to vote in their discretion on any other business that may properly come before the meeting and any adjournments thereof.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE